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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21043

                           Pioneer High Income Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  March 31


Date of reporting period:  April 1, 2014 through September 30, 2014


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer High
                        Income Trust

--------------------------------------------------------------------------------
                        Semiannual Report | September 30, 2014
--------------------------------------------------------------------------------

                        Ticker Symbol:   PHT

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Schedule of Investments                                                      13

Financial Statements                                                         41

Notes to Financial Statements                                                47

Approval of Investment Advisory Agreement                                    61

Trustees, Officers and Service Providers                                     65

                       Pioneer High Income Trust | Semiannual Report | 9/30/14 1

President's Letter

Dear Shareowner,

As we move into the final months of 2014, we remain confident that U.S. economic growth remains self-sustaining despite weakness in foreign economies, and that the expansion will continue until the economy reaches full employment. Unemployment has ticked down below 6% and the number of job openings is at the highest level since 2000, while the number of people filing initial unemployment claims has fallen to the lowest level in fourteen years. Wage growth, while still low, is outpacing inflation, consumer debt burdens are modest and lower gasoline prices are freeing up discretionary spending power.

The global economic picture is less rosy, however, as the conflict between Russia and the Ukraine is exacting a toll on the European economy, Japan is still working through the impact of its large tax increase, and the growth of China's investment-driven economy has been slowing. There are also geopolitical and other threats to the outlook, such as the Ebola virus outbreak and the advance of ISIS in key areas of the Middle East. On balance, though, we expect the global economy to continue to grow over the remainder of 2014 and in 2015.

While our economic outlook is generally constructive and we believe opportunities remain for prudent investors to earn attractive returns, markets are likely to continue to be volatile, a scenario that offers the potential for rewards, but for increased risks as well.

Since 1928, Pioneer's investment professionals have worked on behalf of our shareholders, incorporating proprietary research to find attractive investment opportunities and prudent risk management to construct portfolios.

We continue to advocate the benefits of adhering to a disciplined investment strategy and encourage you to work with your financial advisor to develop and implement an overall investment plan that addresses both your short- and long-term goals.

2 Pioneer High Income Trust | Semiannual Report | 9/30/14

On August 11, 2014, I joined Pioneer as the new President and CEO of Pioneer Investment Management USA, Inc. In my role, I will focus on preserving many of the rich qualities of our history, while meeting the challenges and capitalizing on the opportunities presented by an ever-changing world.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                       Pioneer High Income Trust | Semiannual Report | 9/30/14 3

Portfolio Management Discussion | 9/30/14

Lower-rated, credit-sensitive investments underperformed higher-quality securities during the six-month period ended September 30, 2014, amid market concerns about weakness in the global economy, outside the United States. In the following interview, Andrew Feltus discusses the factors that affected the performance of Pioneer High Income Trust during the six-month period. Mr. Feltus, Director of High Yield and Bank Loans, a senior vice president and a portfolio manager at Pioneer, is responsible for the daily management of the Trust.

Q How did the Trust perform during the six-month period ended September 30, 2014?

A Pioneer High Income Trust returned -0.81% at net asset value and -0.22% at market price during the six-month period ended September 30, 2014. During the same six-month period, the Trust's benchmark, the Bank of America Merrill Lynch (BofA ML) High Yield Master II Index, returned 0.59% at net asset value. The BofA ML High Yield Master II Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. Unlike the Trust, the BofA ML High Yield Master II Index does not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk. During the same six-month period, the average return (at market price) of the 31 closed-end funds in Lipper's High Current Yield Closed End Funds category (which may or may not be leveraged) was -0.42%.

    Shares of the Trust were selling at a 26.40% premium to net asset value at the end of the six-month period on September 30, 2014.

    On September 30, 2014, the standardized 30-day SEC yield of the Trust's shares was 8.48%*.

Q How would you describe the investment environment for high-yield bonds during the six-month period ended September 30, 2014?

A Market enthusiasm for credit-sensitive investments, particularly high-yield bonds, waned during the period amid worries about weakening economic growth overseas, despite growing evidence of strengthening in the U.S. economy. As investors' unease about the global economy increased, performance of corporate bonds, floating-rate bank loans, asset-backed securities, convertible bonds and other credit-sensitive securities suffered. As for higher-quality issues, declining longer- and intermediate-term

* The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Trust's portfolio securities during the period indicated.

4 Pioneer High Income Trust | Semiannual Report | 9/30/14 interest rates helped the relative performance of longer-term U.S. Treasuries as well as other government securities that were less sensitive to shifting economic trends.

    The U.S. economy remained one of the healthiest economies during the period. Through September 30, 2014, new job openings reached a 13-year high; U.S. employers added an average of more than 200,000 new jobs to their payrolls each month during the current calendar year.

    The U.S. economic expansion had appeared to stall in the first quarter of 2014, with gross domestic product (GDP) contracting during the three-month period ended March 31, but the recovery quickly was reinvigorated during the second quarter, as GDP rose by more than 4%. Consumer spending also increased during the Trust's semiannual reporting period, driven by improvements in the job market, with auto sales a particular beneficiary. In addition, the housing industry improved, although continued tight lending standards enacted in the aftermath of the 2008-2009 financial crisis has somewhat limited the housing market's progress. Corporate lending, on the other hand, saw steady gains during the six-month period. In general, U.S. corporations appear financially healthy, with strengthened balance sheets leading to increased investment spending.

    Meanwhile, even as the Federal Reserve System (the Fed) continued to taper its quantitative easing ("QE 3") program during the period, market perceptions grew that the Fed would not tighten monetary policy abruptly and become more restrictive after QE3, and that any further changes would be gradual. At the same time, government fiscal policy, which had limited economic growth in 2013, appears to be exerting less pressure on the pace of the expansion in 2014 as the influences of budget sequestration (automatic spending cuts) and increases in some tax rates enacted in 2013 have begun to wane. These factors, combined with signs of economic weakening overseas, encouraged confidence in the U.S. dollar, which strengthened against virtually all major foreign currencies during the Trust's semiannual reporting period.

    Globally, however, the six-month period saw the emergence of evidence suggesting weakening growth trends in Europe, Japan, China, and other emerging markets. The markets have begun to question the vitality of the European economy as Germany, long seen as the strongest economy in the region, reported weakening growth and export trends during the period, while Europe's peripheral economies have continued to struggle with their recoveries. Growth trends also weakened in Japan, where worries grew about possible deflationary threats. China, meanwhile, reported gradually slowing economic growth trends, prompting concerns about possible

                       Pioneer High Income Trust | Semiannual Report | 9/30/14 5 contagion effects on the global economy in general, and the emerging markets in particular. Many emerging markets were particularly affected by declining prices for commodities, including oil, as demand failed to keep up with new supplies in the global markets. Finally, rising geopolitical tensions in the Ukraine and the Middle East, and concerns about the Ebola outbreak in Africa further added to investor uncertainties.

Q Which investment decisions or individual securities had the biggest effects on the Trust's performance during the six-month period ended September 30, 2014?

A While the Trust outperformed its Lipper peers during the six-month period, performance did lag that of the benchmark Barclays High Yield Master II Index (the Barclays Index). The main cause of the underperformance during the period was related to the leverage, which exaggerates the size of the moves in the portfolio. Given that the market was down in price during the six-month period, the decline was magnified by the Trust's use of leverage (although a portion of the decline was offset by higher earnings). In addition, the portfolio's duration is shorter than that of the Barclays Index, and so as interest rates fell during the period, the portfolio did not appreciate as much as the benchmark. (Duration is a measure of the sensitivity of the price - the value of principal - of a fixed-income investment to a change in interest rates, expressed as a number of years.) In addition, some of our security selection decisions detracted from benchmark-relative returns. Specifically, the debt issues of two coal companies, James River Coal, a U.S. company, and Bumi Resources, which is based in Indonesia, underperformed during the period due to slackening global demand for coal.

    On the positive side, good security selection and the Trust's high current income helped to amplify the Trust's performance during the six-month period. Two standout individual portfolio holdings during the period were the high-yield bonds issued by Stanadyne, a domestic manufacturer of small engine components, and by First Data, a processor of financial information. The bonds of two mortgage services companies that we purchased during the period -- Nationstar and Ocwen Financial -- also made noteworthy contributions to the Trust's performance.

    As for positioning, throughout the six-month period, we maintained our focus on holding higher-yielding corporate securities, particularly domestic issues, in the Trust's portfolio. At the end of the period, for example, nearly 60% of the Trust's total investment portfolio was allocated to U.S. high-yield corporates, while international high-yield securities represented roughly 9% of the Trust's total investment portfolio. We also invested at least 4% of the Trust's total investment portfolio in each of the following assets classes: floating-rate bank loans, emerging markets debt, event-linked (catastrophe bonds) issued by insurance companies, and convertible bonds.

6 Pioneer High Income Trust | Semiannual Report | 9/30/14

Q How did the level of leverage in the Trust change during the six-month period ended September 30, 2014?

A At the end of the six-month period on September 30, 2014, 28.1% of the Trust's total managed assets were financed by leverage (or borrowed funds), compared with 27.1% of the Trust's total managed assets financed by leverage at the start of the period on April 1, 2014. While the amount of borrowed funds employed by the Trust during the period did not increase or decrease, the percentage change was due to fluctuations in the values of securities in which the Trust had invested.

    The Trust employs leverage through a margin loan finance agreement. Prior to March 18, 2014, the Trust employed leverage through the issuance of auction market preferred shares.

Q Did you use any derivatives in managing the Trust's portfolio during the six-month period ended September 30, 2014? If so, did the use of derivatives affect the Trust's performance?

A We invested in currency forward contracts in an attempt to hedge the currency risks associated with positions held in any securities of foreign institutions. As most foreign currencies declined in relative value against the U.S. dollar during the period, the hedging tactic helped to support the Trust's performance. We also used credit default swaps to hedge the credit risks associated with the portfolio's high-yield investments. The swaps had a minimal effect on the Trust's results.

Q   What is your investment outlook?

A We think the U.S. economy, in general, is in much better condition than economies overseas, and we maintain a high conviction in the strength of the U.S. dollar. The U.S. economy appears solid, and while it is not recovering rapidly, it is recovering persistently. The domestic labor market, for example, has improved significantly over the past year, and the improvement should translate into an even stronger economy. That, in turn should continue to support domestic corporations. If the markets become more volatile, we expect to look for additional investment opportunities in domestic corporates, given our overall positive view of the asset class.

    With regard to the Trust's dividend, investors should be mindful that as higher-yielding bonds are called back by companies and lower-yielding securities are issued in their place, the Trust's current income (and therefore its dividend) could be affected. Potential increases in short-term interest rates also could have an impact on the Trust's borrowing costs, which would negatively affect its current income. Currently, the Trust has significant reserves to pay the dividend** (on which we have drawn in recent periods), but these will be depleted over time.

** Dividends are not guaranteed.

                       Pioneer High Income Trust | Semiannual Report | 9/30/14 7

Please refer to the Schedule of Investments on pages 13-40 for a full listing of Trust securities.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk.

The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

When interest rates rise, the prices of fixed-income securities in the Trust will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Trust will generally rise.

Investments in the Trust are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

The Trust may invest up to 50% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a price reflective of their value at the times when the Trust believes it is desirable to do so, and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities are also more difficult to value and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

Historically, the Trust employed leverage through the issuance of preferred shares. The Trust has redeemed all of its outstanding preferred shares. The Trust continues to employ leverage through a margin loan financing agreement. Leverage creates significant risks, including the risk that the Trust's incremental income or capital appreciation for investments purchased with the proceeds of leverage will not be sufficient to cover the cost of leverage, which may adversely affect the return for the holders of common shares.

The Trust is required to meet certain asset coverage requirements under applicable loan and other obligations, in connection with its use of leverage. In order to maintain required asset coverage levels, the Trust may be required to reduce the amount of leverage employed by the Trust, alter the composition of its investment portfolio or take other actions, at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to holders of the Trust's common shares over time.

8 Pioneer High Income Trust | Semiannual Report | 9/30/14

Risks of investing in the Trust are discussed in greater detail in the Trust's original offering documents relating to its common shares and shareowner reports issued from time to time.

These risks may increase share price volatility.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                       Pioneer High Income Trust | Semiannual Report | 9/30/14 9

Portfolio Summary | 9/30/14

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds & Notes                                      81.4%
Senior Secured Floating Rate Loan Interests                   5.3%
Convertible Bonds & Notes                                     3.8%
Preferred Stocks                                              2.0%
U.S. Government and Agency Obligations                        1.6%
Common Stocks                                                 1.5%
Collateralized Mortgage Obligations                           1.1%
Asset Backed Securities                                       0.9%
Tax Exempt Obligation                                         0.7%
Sovereign Debt Obligations                                    0.7%
Convertible Preferred Stocks                                  0.6%
Commercial Paper                                              0.3%
Municipal Collateralized Debt Obligation                      0.1%
Rights/Warrants                                               0.0%*

* Amount rounds to less than 0.1%.

Portfolio Maturity
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

0-2 years                                                     8.4%
2-5 years                                                    36.3%
5-7 years                                                    30.1%
7-10 years                                                   12.1%
10-20 years                                                   5.8%
20+ years                                                     7.3%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)**

  1.   Hanover Insurance Corp., 7.625%, 10/15/25                           1.24%
--------------------------------------------------------------------------------
  2.   Chrysler Group LLC/CG Co-Issuer, Inc., 8.0%, 6/15/19                1.23
--------------------------------------------------------------------------------
  3.   Pegasus Solutions, Inc., 13.0%, 4/15/14 (144A)                      1.06
--------------------------------------------------------------------------------
  4.   Samson Investment Co., 9.75%, 2/15/20                               0.96
--------------------------------------------------------------------------------
  5.   Liberty Mutual Group, Inc., 10.75%, 6/15/58 (144A)                  0.92
--------------------------------------------------------------------------------
  6.   Xerium Technologies, Inc., 8.875%, 6/15/18                          0.91
--------------------------------------------------------------------------------
  7.   Mueller Water Products, Inc., 7.375%, 6/1/17                        0.88
--------------------------------------------------------------------------------
  8.   Basell Finance Co., BV, 8.1%, 3/15/27 (144A)                        0.83
--------------------------------------------------------------------------------
  9.   Millar Western Forest Products, Ltd., 8.5%, 4/1/21                  0.81
--------------------------------------------------------------------------------
 10.   Pilgrim's Pride Corp., 7.875%, 12/15/18                             0.81
--------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer High Income Trust | Semiannual Report | 9/30/14

Prices and Distributions | 9/30/14

Market Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    9/30/14                     3/31/14
--------------------------------------------------------------------------------
        Market Value                 $16.95                     $17.83
--------------------------------------------------------------------------------
          Premium                     26.4%                      25.7%
--------------------------------------------------------------------------------

Net Asset Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     9/30/14                    3/31/14
--------------------------------------------------------------------------------
       Net Asset Value               $13.41                     $14.19
--------------------------------------------------------------------------------

Distributions per Common Share*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Net Investment         Short-Term           Long-Term
                             Income           Capital Gains        Capital Gains
--------------------------------------------------------------------------------
     4/1/14 - 9/30/14        $0.83                $--                  $--
--------------------------------------------------------------------------------

* The amount of distributions made to shareowners during the period was in excess of the net investment income earned by the Trust during the period. The Trust has accumulated undistributed net investment income which is part of the Trust's NAV. A portion of this accumulated net investment income was distributed to shareowners during the period.

                      Pioneer High Income Trust | Semiannual Report | 9/30/14 11

Performance Update | 9/30/14

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, plus reinvested dividends and distributions, of a $10,000 investment made in common shares of Pioneer High Income Trust during the periods shown, compared to that of the Bank of America Merrill Lynch (BofA ML) High Yield Master II Index.

Average Annual Total Returns
(As of September 30, 2014)
--------------------------------------------------------------------------------
                                                                BofA ML
                   Net Asset                 Market             High Yield
                   Value                     Price              Master II
Period             (NAV)                     (POP)              Index
--------------------------------------------------------------------------------
10 Years           10.57%                    12.81%              8.20%
5 Years            13.84                     16.19              10.40
1 Year              6.60                     10.27               7.23
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Market Value of $10,000 Investment

                    Pioneer High             BofA ML High Yield
                    Income Trust             Master II Index
9/30/2004             $10,000                $10,000
9/30/2005             $11,106                $10,670
9/30/2006             $13,429                $11,516
9/30/2007             $14,023                $12,406
9/30/2008             $10,045                $10,963
9/30/2009             $15,770                $13,413
9/30/2010             $21,156                $15,897
9/30/2011             $23,862                $16,107
9/30/2012             $30,070                $19,157
9/30/2013             $30,294                $20,516
9/30/2014             $33,405                $22,000

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV, due to such factors as interest rate changes and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which include preferred shares or borrowings, as applicable, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the sale of Trust shares. Had these fees and taxes been reflected, performance would have been lower.

The Bank of America Merrill Lynch High Yield Master II Index is an unmanaged, commonly accepted measure of the performance of high yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The Index does not employ leverage. It is not possible to invest directly in the Index.

12 Pioneer High Income Trust | Semiannual Report | 9/30/14

Schedule of Investments | 9/30/14 (unaudited)

-------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                  Value
-------------------------------------------------------------------------------------------------------
                           ASSET BACKED SECURITIES -- 1.2% of
                           Net Assets
                           BANKS -- 0.2%
                           Thrifts & Mortgage Finance -- 0.2%
       62,741(a)           Amortizing Residential Collateral Trust, Series
                           2002-BC1, Class M1, 1.43%, 1/25/32                            $       45,232
      412,000(b)           Citicorp Residential Mortgage Trust, Series 2006-2,
                           Class M1, 5.918%, 9/25/36                                            371,115
      250,000(c)           Security National Mortgage Loan Trust, Series 2007-1A,
                           Class 1A3, 6.55%, 4/25/37 (144A)                                     254,330
                                                                                         --------------
                           Total Banks                                                   $      670,677
-------------------------------------------------------------------------------------------------------
                           CONSUMER SERVICES -- 0.4%
                           Hotels, Resorts, Cruise Lines -- 0.4%
      187,752              Westgate Resorts LLC, Series 2012-2A, Class C, 9.0%,
                           1/20/25 (144A)                                                $      193,326
    1,167,351              Westgate Resorts LLC, Series 2012-BA, Class A, 9.5%,
                           2/20/25 (144A)                                                     1,190,697
      149,353              Westgate Resorts LLC, Series 2013-1A, Class B, 3.75%,
                           8/20/25 (144A)                                                       150,467
                                                                                         --------------
                           Total Consumer Services                                       $    1,534,490
-------------------------------------------------------------------------------------------------------
                           DIVERSIFIED FINANCIALS -- 0.2%
                           Thrifts & Mortgage Finance -- 0.2%
      660,000(c)           GMAT Trust, Series 2013-1A, Class M, 5.0%,
                           11/25/43 (144A)                                               $      629,439
                                                                                         --------------
                           Total Diversified Financials                                  $      629,439
-------------------------------------------------------------------------------------------------------
                           MATERIALS -- 0.0%+
                           Steel -- 0.0%+
      218,079              Accredited Mortgage Loan Trust, Series 2003-3,
                           Class A1, 5.21%, 1/25/34                                      $      211,983
                                                                                         --------------
                           Total Materials                                               $      211,983
-------------------------------------------------------------------------------------------------------
                           TRANSPORTATION -- 0.4%
                           Airlines -- 0.4%
    1,233,893(a)           Aircraft Finance Trust, Series 1999-1A, Class A1,
                           0.634%, 5/15/24 (144A)                                        $      481,218
      577,759(a)           Aviation Capital Group Trust, Series 2000-1A, Class A1,
                           0.635%, 11/15/25 (144A)                                              254,214
    1,362,025(a)           Lease Investment Flight Trust, Series 1, Class A1,
                           0.544%, 7/15/31                                                      980,658
                                                                                         --------------
                           Total Transportation                                          $    1,716,090
-------------------------------------------------------------------------------------------------------
                           TOTAL ASSET BACKED SECURITIES
                           (Cost $4,961,538)                                             $    4,762,679
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/14 13

-------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                 Value
-------------------------------------------------------------------------------------------------------
                           COLLATERALIZED MORTGAGE OBLIGATIONS --
                           1.5% of Net Assets
                           BANKS -- 0.8%
                           Thrifts & Mortgage Finance -- 0.8%
       1,306,588(a)        Carrington Mortgage Loan Trust, Series 2007-FRE1,
                           Class A2, 0.355%, 2/25/37                                     $    1,190,630
         156,409(c)        GS Mortgage Securities Corp. II Commercial Mortgage
                           Pass Through Certificates, Series 2004-GG2, Class E,
                           5.966%, 8/10/38                                                      156,293
         264,778           Homeowner Assistance Program Reverse Mortgage
                           Loan Trust, Series 2013-RM1, Class A, 4.0%,
                           5/26/53 (144A)                                                       259,244
         250,000(c)        Springleaf Mortgage Loan Trust, Series 2013-1A,
                           Class B1, 5.58%, 6/25/58 (144A)                                      258,252
         498,000(c)        Wachovia Bank Commercial Mortgage Trust, Series
                           2006-C24, Class AJ, 5.658%, 3/15/45                                  505,678
         900,000(c)        Wachovia Bank Commercial Mortgage Trust, Series
                           2007-C34, Class AJ, 6.146%, 5/15/46                                  927,241
                                                                                         --------------
                           Total Banks                                                   $    3,297,338
-------------------------------------------------------------------------------------------------------
                           DIVERSIFIED FINANCIALS -- 0.7%
                           Other Diversified Financial Services -- 0.2%
         700,000(c)        LB-UBS Commercial Mortgage Trust, Series 2005-C2,
                           Class C, 5.366%, 4/15/40                                      $      715,980
-------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- 0.5%
         725,000(b)        CAM Mortgage Trust, Series 2014-1, Class M, 5.5%,
                           12/15/53 (144A)                                               $      728,731
         200,000           JP Morgan Chase Commercial Mortgage Securities
                           Trust, Series 2006-CB16, Class AJ, 5.623%, 5/12/45                   205,543
         650,000(c)        JP Morgan Chase Commercial Mortgage Securities Trust,
                           Series 2007-LD12, Class AJ, 6.197%, 2/15/51                          671,384
         375,000(a)        JP Morgan Chase Commercial Mortgage Securities Trust,
                           Series 2013-FL3, Class E, 3.051%, 4/15/28 (144A)                     374,812
                                                                                         --------------
                                                                                         $    1,980,470
                                                                                         --------------
                           Total Diversified Financials                                  $    2,696,450
-------------------------------------------------------------------------------------------------------
                           TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                           (Cost $5,834,378)                                             $    5,993,788
-------------------------------------------------------------------------------------------------------
                           SENIOR SECURED FLOATING RATE LOAN
                           INTERESTS -- 7.1% of Net Assets*(a)
                           CAPITAL GOODS -- 0.3%
                           Industrial Conglomerates -- 0.3%
       1,240,000           Filtration Group Corp., Initial Second Lien Term,
                           8.25%, 11/22/21                                               $    1,254,338
                                                                                         --------------
                           Total Capital Goods                                           $    1,254,338
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

14 Pioneer High Income Trust | Semiannual Report | 9/30/14

-------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                 Value
-------------------------------------------------------------------------------------------------------
                           COMMERCIAL & PROFESSIONAL SERVICES -- 0.3%
                           Research & Consulting Services -- 0.3%
       1,000,000           Sourcehov LLC, Second Lien Term Loan,
                           8.75%, 4/30/19                                                $    1,010,000
                                                                                         --------------
                           Total Commercial & Professional Services                      $    1,010,000
-------------------------------------------------------------------------------------------------------
                           CONSUMER SERVICES -- 0.7%
                           Education Services -- 0.7%
       2,878,250           McGraw-Hill School Education Holdings LLC, Term B
                           Loan, 6.25%, 12/18/19                                         $    2,883,647
                                                                                         --------------
                           Total Consumer Services                                       $    2,883,647
-------------------------------------------------------------------------------------------------------
                           ENERGY -- 1.5%
                           Coal & Consumable Fuels -- 0.1%
         587,500           PT Bumi Resources Tbk, Term Loan,
                           18.159%, 11/7/14                                              $      296,688
-------------------------------------------------------------------------------------------------------
                           Oil & Gas Drilling -- 0.2%
       1,050,500           Jonah Energy LLC, Second Lien Initial Loan, 7.5%,
                           5/12/21                                                       $    1,042,621
-------------------------------------------------------------------------------------------------------
                           Oil & Gas Equipment & Services -- 0.5%
       1,950,000           Templar Energy LLC, Second Lien Loan,
                           8.5%, 11/25/20                                                $    1,896,375
-------------------------------------------------------------------------------------------------------
                           Oil & Gas Exploration & Production -- 0.7%
       2,664,204           Fieldwood Energy LLC, Closing Date Second Lien Term
                           Loan, 8.375%, 9/30/20                                         $    2,678,636
                                                                                         --------------
                           Total Energy                                                  $    5,914,320
-------------------------------------------------------------------------------------------------------
                           FOOD, BEVERAGE & TOBACCO -- 0.8%
                           Agricultural Products -- 0.2%
       1,046,525           Arysta LifeScience SPC LLC, Initial Second Lien Term
                           Loan, 8.25%, 11/30/20                                         $    1,057,426
-------------------------------------------------------------------------------------------------------
                           Packaged Foods & Meats -- 0.6%
       2,169,100           New HB Acquisition LLC, Term B Loan, 6.75%, 4/9/20            $    2,217,905
                                                                                         --------------
                           Total Food, Beverage & Tobacco                                $    3,275,331
-------------------------------------------------------------------------------------------------------
                           HEALTH CARE EQUIPMENT & SERVICES -- 0.9%
                           Health Care Equipment & Services -- 0.2%
         875,000           Accellent, Inc., Initial Second Lien Term Loan, 7.5%,
                           3/11/22                                                       $      848,750
-------------------------------------------------------------------------------------------------------
                           Health Care Services -- 0.4%
       1,339,502           Gentiva Health Services, Inc., Initial Term Loan B,
                           6.5%, 10/18/19                                                $    1,343,688
-------------------------------------------------------------------------------------------------------
                           Health Care Technology -- 0.3%
       1,164,102           Medical Card System, Inc., Term Loan, 12.0%, 9/17/15          $    1,117,537
                                                                                         --------------
                           Total Health Care Equipment & Services                        $    3,309,975
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/14 15

-------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                 Value
-------------------------------------------------------------------------------------------------------
                           INSURANCE -- 0.5%
                           Property & Casualty Insurance -- 0.5%
       1,885,452           Confie Seguros Holding II Co., Second Lien Term
                           Loan, 10.25%, 5/8/19                                          $    1,904,307
                                                                                         --------------
                           Total Insurance                                               $    1,904,307
-------------------------------------------------------------------------------------------------------
                           MATERIALS -- 0.2%
                           Diversified Metals & Mining -- 0.0%+
         100,918(d)        PT Bakrie & Brothers Tbk, Facility Term Loan B,
                           0.0%, 1/20/13                                                 $       40,367
-------------------------------------------------------------------------------------------------------
                           Steel -- 0.2%
         786,000           Essar Steel Algoma, Inc., Term Loan,
                           12.25%, 11/15/14                                              $      788,825
                                                                                         --------------
                           Total Materials                                               $      829,192
-------------------------------------------------------------------------------------------------------
                           MEDIA -- 0.2%
                           Publishing -- 0.2%
         484,565           Cengage Learning Acquisitions, Inc., Term Loan,
                           7.0%, 3/31/20                                                 $      485,292
         399,080           Lee Enterprises, Inc., First Lien Term Loan,
                           7.25%, 3/31/19                                                       400,078
                                                                                         --------------
                           Total Media                                                   $      885,370
-------------------------------------------------------------------------------------------------------
                           RETAILING -- 0.7%
                           Automotive Retail -- 0.4%
       1,619,063           CWGS Group LLC, Term Loan, 5.75%, 2/20/20                     $    1,625,134
-------------------------------------------------------------------------------------------------------
                           Computer & Electronics Retail -- 0.3%
       1,355,045           Targus Group International, Inc., Term Loan,
                           12.0%, 5/24/16                                                $    1,128,075
                                                                                         --------------
                           Total Retailing                                               $    2,753,209
-------------------------------------------------------------------------------------------------------
                           SOFTWARE & SERVICES -- 0.7%
                           Application Software -- 0.7%
       2,500,000           Vertafore, Inc., Second Lien Term Loan,
                           9.75%, 10/27/17                                               $    2,526,562
                                                                                         --------------
                           Total Software & Services                                     $    2,526,562
-------------------------------------------------------------------------------------------------------
                           UTILITIES -- 0.3%
                           Electric Utilities -- 0.3%
       1,316,443           Texas Competitive Electric Holdings Co., LLC, 2017
                           Term Loan, 4.65%, 10/10/17                                    $      979,654
                                                                                         --------------
                           Total Utilities                                               $      979,654
-------------------------------------------------------------------------------------------------------
                           TOTAL SENIOR SECURED FLOATING RATE
                           LOAN INTERESTS
                           (Cost $28,066,176)                                            $   27,525,905
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer High Income Trust | Semiannual Report | 9/30/14

-------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                 Value
-------------------------------------------------------------------------------------------------------
                           CORPORATE BONDS & NOTES -- 109.9% of
                           Net Assets
                           AUTOMOBILES & COMPONENTS -- 2.7%
                           Auto Parts & Equipment -- 0.9%
       1,140,000(e)        International Automotive Components Group SA,
                           9.125%, 6/1/18 (144A)                                         $    1,202,700
         580,000           Pittsburgh Glass Works LLC, 8.0%, 11/15/18 (144A)                    614,800
       1,585,000(e)        Stackpole International Intermediate / Stackpole
                           International Powder, 7.75%, 10/15/21 (144A)                       1,592,925
                                                                                         --------------
                                                                                         $    3,410,425
-------------------------------------------------------------------------------------------------------
                           Automobile Manufacturers -- 1.8%
       6,000,000(e)        Chrysler Group LLC/CG Co-Issuer, Inc., 8.0%,
                           6/15/19                                                       $    6,367,500
         500,000(e)        Chrysler Group LLC/CG Co-Issuer, Inc., 8.25%,
                           6/15/21                                                              545,000
                                                                                         --------------
                                                                                         $    6,912,500
                                                                                         --------------
                           Total Automobiles & Components                                $   10,322,925
-------------------------------------------------------------------------------------------------------
                           BANKS -- 1.1%
                           Regional Banks -- 0.3%
       1,225,000(c)(f)     PNC Financial Services Group, Inc.,
                           4.454%, 5/29/49                                               $    1,225,000
-------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- 0.8%
       2,925,000(e)        Provident Funding Associates LP / PFG Finance Corp.,
                           6.75%, 6/15/21 (144A)                                         $    2,895,750
                                                                                         --------------
                           Total Banks                                                   $    4,120,750
-------------------------------------------------------------------------------------------------------
                           CAPITAL GOODS -- 7.4%
                           Aerospace & Defense -- 1.6%
       2,200,000           ADS Tactical, Inc., 11.0%, 4/1/18 (144A)                      $    2,112,000
       2,984,000           DynCorp International, Inc., 10.375%, 7/1/17                       2,573,700
       1,025,000           LMI Aerospace, Inc., 7.375%, 7/15/19 (144A)                        1,025,000
         525,000           Triumph Group, Inc., 5.25%, 6/1/22                                   517,125
                                                                                         --------------
                                                                                         $    6,227,825
-------------------------------------------------------------------------------------------------------
                           Construction & Engineering -- 0.4%
       1,500,000(e)        Abengoa Finance SAU, 8.875%, 11/1/17 (144A)                   $    1,638,750
-------------------------------------------------------------------------------------------------------
                           Construction & Farm Machinery &
                           Heavy Trucks -- 0.5%
       2,000,000           Navistar International Corp., 8.25%, 11/1/21                  $    2,050,000
-------------------------------------------------------------------------------------------------------
                           Electrical Components & Equipment -- 0.6%
       2,000,000(e)        WireCo WorldGroup, Inc., 9.5%, 5/15/17                        $    2,060,000
-------------------------------------------------------------------------------------------------------
                           Industrial Conglomerates -- 0.4%
         770,000(e)        Boart Longyear Management Pty, Ltd., 10.0%,
                           10/1/18 (144A)                                                $      808,500
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/14 17

-------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                 Value
-------------------------------------------------------------------------------------------------------
                           Industrial Conglomerates -- (continued)
         605,000           JB Poindexter & Co., Inc., 9.0%, 4/1/22 (144A)                $      649,619
                                                                                         --------------
                                                                                         $    1,458,119
-------------------------------------------------------------------------------------------------------
                           Industrial Machinery -- 3.2%
       1,075,000           Apex Tool Group LLC, 7.0%, 2/1/21 (144A)                      $      989,000
       1,040,000(e)        Cleaver-Brooks, Inc., 8.75%, 12/15/19 (144A)                       1,125,800
       1,080,000(e)        Liberty Tire Recycling, 11.0%, 10/1/16 (144A)                      1,020,600
       4,493,000(e)        Mueller Water Products, Inc., 7.375%, 6/1/17                       4,566,011
       4,500,000(e)        Xerium Technologies, Inc., 8.875%, 6/15/18                         4,747,500
                                                                                         --------------
                                                                                         $   12,448,911
-------------------------------------------------------------------------------------------------------
                           Trading Companies & Distributors -- 0.7%
       2,510,000           TRAC Intermodal LLC / TRAC Intermodal Corp.,
                           11.0%, 8/15/19                                                $    2,773,550
                                                                                         --------------
                           Total Capital Goods                                           $   28,657,155
-------------------------------------------------------------------------------------------------------
                           COMMERCIAL & PROFESSIONAL SERVICES -- 1.3%
                           Commercial Printing -- 0.2%
         700,000           Mustang Merger Corp., 8.5%, 8/15/21 (144A)                    $      724,500
-------------------------------------------------------------------------------------------------------
                           Diversified Support Services -- 1.1%
       3,900,000           NANA Development Corp., 9.5%, 3/15/19 (144A)                  $    3,744,000
         660,000           Transfield Services, Ltd., 8.375%, 5/15/20 (144A)                    686,400
                                                                                         --------------
                                                                                         $    4,430,400
-------------------------------------------------------------------------------------------------------
                           Environmental & Facilities Services -- 0.0%
       2,180,000(d)(g)     Old AII, Inc., 10.0%, 12/15/16                                $           22
                                                                                         --------------
                           Total Commercial & Professional Services                      $    5,154,922
-------------------------------------------------------------------------------------------------------
                           CONSUMER DURABLES & APPAREL -- 3.9%
                           Homebuilding -- 0.8%
         750,000(e)        Beazer Homes USA, Inc., 9.125%, 5/15/19                       $      785,625
       1,975,000(e)        Rialto Holdings LLC / Rialto Corp., 7.0%,
                           12/1/18 (144A)                                                     2,014,500
         400,000(d)(g)     Urbi Desarrollos Urbanos SAB de CV, 9.75%,
                           2/3/22 (144A)                                                         52,000
                                                                                         --------------
                                                                                         $    2,852,125
-------------------------------------------------------------------------------------------------------
                           Housewares & Specialties -- 1.6%
       1,435,000           Jarden Corp., 7.5%, 5/1/17                                    $    1,567,737
       3,000,000(e)        Reynolds Group Issuer, Inc., 9.0%, 4/15/19                         3,123,750
       1,430,000(e)        Reynolds Group Issuer, Inc., 9.875%, 8/15/19                       1,539,038
                                                                                         --------------
                                                                                         $    6,230,525
-------------------------------------------------------------------------------------------------------
                           Leisure Products -- 1.4%
EUR      800,000           Heckler & Koch GmbH, 9.5%, 5/15/18 (144A)                     $      717,825
       4,000,000           Icon Health & Fitness, Inc., 11.875%,
                           10/15/16 (144A)                                                    3,950,000

The accompanying notes are an integral part of these financial statements.

18 Pioneer High Income Trust | Semiannual Report | 9/30/14

-------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                 Value
-------------------------------------------------------------------------------------------------------
                           Leisure Products -- (continued)
         880,000           PC Nextco Holdings LLC / PC Nextco Finance, Inc.,
                           8.75%, 8/15/19                                                $      884,400
                                                                                         --------------
                                                                                         $    5,552,225
-------------------------------------------------------------------------------------------------------
                           Textiles -- 0.1%
         460,000           Polymer Group, Inc., 6.875%, 6/1/19 (144A)                    $      457,700
                                                                                         --------------
                           Total Consumer Durables & Apparel                             $   15,092,575
-------------------------------------------------------------------------------------------------------
                           CONSUMER SERVICES -- 4.2%
                           Business Services -- 0.7%
       1,750,000(e)        Sitel LLC / Sitel Finance Corp., 11.0%, 8/1/17 (144A)         $    1,811,250
       1,000,000           Sitel LLC / Sitel Finance Corp., 11.5%, 4/1/18                       950,000
                                                                                         --------------
                                                                                         $    2,761,250
-------------------------------------------------------------------------------------------------------
                           Casinos & Gaming -- 0.9%
         640,611(h)        Mashantucket Western Pequot Tribe, 6.5% (6.5% PIK
                           1.0% cash), 7/1/36                                            $        6,406
       1,000,000           Scientific Games International, Inc., 6.25%, 9/1/20                  835,000
       3,000,000           Scientific Games International, Inc., 6.625%,
                           5/15/21 (144A)                                                     2,505,000
                                                                                         --------------
                                                                                         $    3,346,406
-------------------------------------------------------------------------------------------------------
                           Education Services -- 0.1%
         555,000           Cambium Learning Group, Inc., 9.75%, 2/15/17                  $      538,350
-------------------------------------------------------------------------------------------------------
                           Hotels, Resorts, Cruise Lines -- 0.4%
       1,500,000(e)        Seven Seas Cruises S de RL LLC, 9.125%, 5/15/19               $    1,597,500
-------------------------------------------------------------------------------------------------------
                           Restaurants -- 1.9%
       4,055,000(b)(e)     Burger King Capital Holdings LLC, 0.0%,
                           4/15/19 (144A)                                                $    3,771,150
       1,400,000(e)        Burger King Corp., 9.875%, 10/15/18                                1,473,500
       2,000,000(e)        PF Chang's China Bistro, Inc., 10.25%,
                           6/30/20 (144A)                                                     1,985,000
                                                                                         --------------
                                                                                         $    7,229,650
-------------------------------------------------------------------------------------------------------
                           Specialized Consumer Services -- 0.2%
         740,000(e)        StoneMor Partners LP / Cornerstone Family Services
                           of WV, 7.875%, 6/1/21 (144A)                                  $      762,200
                                                                                         --------------
                           Total Consumer Services                                       $   16,235,356
-------------------------------------------------------------------------------------------------------
                           DIVERSIFIED FINANCIALS -- 5.6%
                           Asset Management & Custody Banks -- 0.3%
         975,000           Janus Capital Group, Inc., 6.7%, 6/15/17                      $    1,091,165
-------------------------------------------------------------------------------------------------------
                           Consumer Finance -- 0.7%
       1,030,000(e)        Jefferies Finance LLC / JFIN Co-Issuer Corp., 7.375%,
                           4/1/20 (144A)                                                 $    1,053,175

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/14 19

-------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                 Value
-------------------------------------------------------------------------------------------------------
                           Consumer Finance -- (continued)
     1,720,000(e)          TMX Finance LLC / TitleMax Finance Corp., 8.5%,
                           9/15/18 (144A)                                                $    1,711,400
                                                                                         --------------
                                                                                         $    2,764,575
-------------------------------------------------------------------------------------------------------
                           Diversified Banks -- 0.3%
     1,200,000(c)          Access Bank Plc, 9.25%, 6/24/21 (144A)                        $    1,242,000
-------------------------------------------------------------------------------------------------------
                           Diversified Capital Markets -- 0.2%
       700,000(c)(e)(f)    Credit Suisse Group AG, 7.5%, 12/29/49 (144A)                 $      735,000
-------------------------------------------------------------------------------------------------------
                           Investment Banking & Brokerage -- 0.5%
     2,325,000(c)(e)(f)    Goldman Sachs Capital II, 4.0%, 12/29/49                      $    1,768,163
-------------------------------------------------------------------------------------------------------
                           Multi-Sector Holdings -- 0.5%
     2,200,000(e)          Constellation Enterprises LLC, 10.625%,
                           2/1/16 (144A)                                                 $    1,980,000
-------------------------------------------------------------------------------------------------------
                           Other Diversified Financial Services -- 1.1%
     2,250,000(c)(f)       Bank of America Corp., 6.25%, 9/29/49                         $    2,235,233
     3,000,000(b)(e)(g)(i) Fixed Income Trust Series 2013-A, 0.0%,
                           10/15/97 (144A)                                                    1,957,857
                                                                                         --------------
                                                                                         $    4,193,090
-------------------------------------------------------------------------------------------------------
                           Specialized Finance -- 2.0%
       845,000(h)          AAF Holdings LLC / AAF Finance Co., 12.0% (12.5%
                           PIK 12.0% cash), 7/1/19 (144A)                                $      845,000
     1,645,000             DFC Finance Corp., 10.5%, 6/15/20 (144A)                           1,595,650
     1,410,000             Global Partners LP / GLP Finance Corp., 6.25%,
                           7/15/22 (144A)                                                     1,402,950
       425,000             Nationstar Mortgage LLC / Nationstar Capital Corp.,
                           6.5%, 7/1/21                                                         404,813
     2,500,000             Nationstar Mortgage LLC / Nationstar Capital Corp.,
                           6.5%, 6/1/22                                                       2,368,750
     1,325,000             Ocwen Financial Corp., 6.625%, 5/15/19 (144A)                      1,278,625
                                                                                         --------------
                                                                                         $    7,895,788
                                                                                         --------------
                           Total Diversified Financials                                  $   21,669,781
-------------------------------------------------------------------------------------------------------
                           ENERGY -- 23.3%
                           Coal & Consumable Fuels -- 1.1%
       670,000             Alpha Natural Resources, Inc., 7.5%, 8/1/20 (144A)            $      599,650
       950,000(d)          Bumi Capital Pte, Ltd., 12.0%, 11/10/16 (144A)                       403,750
     2,125,000(d)          James River Coal Co., 7.875%, 4/1/19                                  31,875
       800,000(e)          Murray Energy Corp., 8.625%, 6/15/21 (144A)                          828,000
     2,485,000(e)          Penn Virginia Corp., 8.5%, 5/1/20                                  2,609,250
                                                                                         --------------
                                                                                         $    4,472,525
-------------------------------------------------------------------------------------------------------
                           Integrated Oil & Gas -- 0.9%
       635,000             American Energy-Permian Basin LLC / AEPB Finance
                           Corp., 7.375%, 11/1/21 (144A)                                 $      581,025

The accompanying notes are an integral part of these financial statements.

20 Pioneer High Income Trust | Semiannual Report | 9/30/14

-------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                 Value
-------------------------------------------------------------------------------------------------------
                           Integrated Oil & Gas -- (continued)
       1,735,000           Energy XXI Gulf Coast, Inc., 6.875%, 3/15/24 (144A)           $    1,630,900
         350,000           Jones Energy Holdings LLC / Jones Energy Finance
                           Corp., 6.75%, 4/1/22 (144A)                                          350,000
         750,000           YPF SA, 8.875%, 12/19/18 (144A)                                      772,500
                                                                                         --------------
                                                                                         $    3,334,425
-------------------------------------------------------------------------------------------------------
                           Oil & Gas Drilling -- 2.1%
       1,500,000(e)        Hercules Offshore, Inc., 8.75%, 7/15/21 (144A)                $    1,305,000
       2,500,000           Ocean Rig UDW, Inc., 7.25%, 4/1/19 (144A)                          2,287,500
       2,025,000(e)        Offshore Group Investments, Ltd., 7.125%, 4/1/23                   1,784,531
         728,000(e)        Pioneer Energy Services Corp., 9.875%, 3/15/18                       766,439
       1,800,000(e)        Shelf Drill Holdings, Ltd., 8.625%, 11/1/18 (144A)                 1,890,000
                                                                                         --------------
                                                                                         $    8,033,470
-------------------------------------------------------------------------------------------------------
                           Oil & Gas Equipment & Services -- 2.2%
       3,100,000           Forbes Energy Services, Ltd., 9.0%, 6/15/19                   $    3,061,250
         920,000           FTS International, Inc., 6.25%, 5/1/22 (144A)                        903,900
          16,000(d)(g)     Green Field Energy Services, Inc., 13.0%,
                           11/15/16 (144A)                                                        1,280
       1,020,000           McDermott International, Inc., 8.0%, 5/1/21 (144A)                   997,050
       1,500,000           Sanjel Corp., 7.5%, 6/19/19 (144A)                                 1,477,500
       2,000,000(e)        Seitel, Inc., 9.5%, 4/15/19                                        2,150,000
                                                                                         --------------
                                                                                         $    8,590,980
-------------------------------------------------------------------------------------------------------
                           Oil & Gas Exploration & Production -- 14.9%
       1,435,000           Approach Resources, Inc., 7.0%, 6/15/21                       $    1,420,650
       1,200,000           Athlon Holdings LP / Athlon Finance Corp.,
                           7.375%, 4/15/21                                                    1,305,000
         500,000(e)        Comstock Resources, Inc., 7.75%, 4/1/19                              515,000
       1,830,000(e)        Comstock Resources, Inc., 9.5%, 6/15/20                            2,003,850
       3,450,000(e)        EP Energy LLC / EP Energy Finance, Inc.,
                           9.375%, 5/1/20                                                     3,760,500
       1,295,000(e)        EPL Oil & Gas, Inc., 8.25%, 2/15/18                                1,324,137
       3,000,000           Goodrich Petroleum Corp., 8.875%, 3/15/19                          3,082,500
       2,015,000           Gulfport Energy Corp., 7.75%, 11/1/20 (144A)                       2,100,637
         785,000(e)        Halcon Resources Corp., 8.875%, 5/15/21                              773,225
       1,205,000(e)        Halcon Resources Corp., 9.25%, 2/15/22                             1,200,481
       3,360,000(e)        Halcon Resources Corp., 9.75%, 7/15/20                             3,418,800
       1,140,000           Jupiter Resources, Inc., 8.5%, 10/1/22 (144A)                      1,011,750
       1,050,000           Legacy Reserves LP / Legacy Reserves Finance Corp.,
                           6.625%, 12/1/21 (144A)                                             1,029,000
         900,000           Legacy Reserves LP / Legacy Reserves Finance Corp.,
                           6.625%, 12/1/21                                                      882,000
       2,235,000(e)        Lightstream Resources, Ltd., 8.625%, 2/1/20 (144A)                 2,212,650
         800,000           Linn Energy LLC / Linn Energy Finance Corp.,
                           6.5%, 9/15/21                                                        780,000

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/14 21

-------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                 Value
-------------------------------------------------------------------------------------------------------
                           Oil & Gas Exploration & Production -- (continued)
       1,130,000           Memorial Production Partners LP / Memorial
                           Production Finance Corp., 6.875%, 8/1/22 (144A)               $    1,079,150
       1,480,000(e)        Memorial Production Partners LP / Memorial
                           Production Finance Corp., 7.625%, 5/1/21                           1,472,600
       2,000,000(e)        Midstates Petroleum Co., Inc., 9.25%, 6/1/21                       1,970,000
       1,050,000(e)        Midstates Petroleum Co., Inc., 10.75%, 10/1/20                     1,089,375
       1,050,000           MIE Holdings Corp., 7.5%, 4/25/19 (144A)                           1,071,000
         590,000           Parsley Energy LLC / Parsley Finance Corp., 7.5%,
                           2/15/22 (144A)                                                       608,437
       2,750,000           PetroQuest Energy, Inc., 10.0%, 9/1/17                             2,870,313
       1,110,000(e)        QR Energy LP / QRE Finance Corp., 9.25%, 8/1/20                    1,259,850
       3,380,000           Quicksilver Resources, Inc., 7.125%, 4/1/16                        1,368,900
       2,200,000           Resolute Energy Corp., 8.5%, 5/1/20                                2,205,500
         900,000           Rice Energy, Inc., 6.25%, 5/1/22 (144A)                              877,500
       2,035,000           RKI Exploration & Production LLC / RKI Finance Corp.,
                           8.5%, 8/1/21 (144A)                                                2,101,138
         735,000           RSP Permian, Inc., 6.625%, 10/1/22 (144A)                            739,594
       5,500,000(e)        Samson Investment Co., 9.75%, 2/15/20                              4,991,250
       1,300,000           Sanchez Energy Corp., 6.125%, 1/15/23 (144A)                       1,287,390
       2,735,000(e)        Sanchez Energy Corp., 7.75%, 6/15/21                               2,926,450
       2,770,000(e)        Talos Production LLC / Talos Production Finance, Inc.,
                           9.75%, 2/15/18 (144A)                                              2,853,100
                                                                                         --------------
                                                                                         $   57,591,727
-------------------------------------------------------------------------------------------------------
                           Oil & Gas Refining & Marketing -- 1.6%
       3,100,000           Calumet Specialty Products Partners LP / Calumet
                           Finance Corp., 6.5%, 4/15/21 (144A)                           $    2,945,000
       3,000,000(e)        Seven Generations Energy, Ltd., 8.25%,
                           5/15/20 (144A)                                                     3,240,000
                                                                                         --------------
                                                                                         $    6,185,000
-------------------------------------------------------------------------------------------------------
                           Oil & Gas Storage & Transportation -- 0.5%
       1,524,000(a)(e)     Energy Transfer Partners LP, 3.257%, 11/1/66                  $    1,426,845
         350,000(c)(e)     Enterprise Products Operating LLC, 8.375%, 8/1/66                    385,000
                                                                                         --------------
                                                                                         $    1,811,845
                                                                                         --------------
                           Total Energy                                                  $   90,019,972
-------------------------------------------------------------------------------------------------------
                           FOOD, BEVERAGE & TOBACCO -- 7.5%
                           Agricultural Products -- 1.3%
       2,100,000(e)        Pinnacle Operating Corp., 9.0%, 11/15/20 (144A)               $    2,241,750
       1,215,000           Southern States Cooperative, Inc., 10.0%,
                           8/15/21 (144A)                                                     1,190,700
       1,100,000           Tonon Bioenergia SA, 9.25%, 1/24/20 (144A)                           941,061
         575,000           Tonon Luxembourg SA, 10.5%, 5/14/24 (144A)                           554,875
                                                                                         --------------
                                                                                         $    4,928,386
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer High Income Trust | Semiannual Report | 9/30/14

-------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                 Value
-------------------------------------------------------------------------------------------------------
                           Packaged Foods & Meats -- 5.2%
         775,000           Bertin SA / Bertin Finance, Ltd., 10.25%,
                           10/5/16 (144A)                                                $      872,146
       1,250,000           CFG Investment SAC, 9.75%, 7/30/19 (144A)                          1,171,875
         688,000(e)        Chiquita Brands International, Inc. / Chiquita
                           Brands LLC, 7.875%, 2/1/21                                           743,040
       3,500,000(e)        FAGE Dairy Industry SA / FAGE USA Dairy Industry,
                           Inc., 9.875%, 2/1/20 (144A)                                        3,683,750
       1,240,000           Marfrig Holding Europe BV, 6.875%, 6/24/19 (144A)                  1,206,520
       1,000,000           Marfrig Holding Europe BV, 8.375%, 5/9/18 (144A)                   1,025,000
       1,200,000           Marfrig Holding Europe BV, 11.25%, 9/20/21 (144A)                  1,368,000
       3,400,000(e)        Minerva Luxembourg SA, 7.75%, 1/31/23 (144A)                       3,461,200
         400,000           Minerva Luxembourg SA, 12.25%, 2/10/22 (144A)                        460,000
       4,000,000(e)        Pilgrim's Pride Corp., 7.875%, 12/15/18                            4,180,000
       2,300,000           Post Holdings, Inc., 6.0%, 12/15/22 (144A)                         2,104,500
                                                                                         --------------
                                                                                         $   20,276,031
-------------------------------------------------------------------------------------------------------
                           Tobacco -- 1.0%
       3,835,000(e)        Alliance One International, Inc., 9.875%, 7/15/21             $    3,739,125
                                                                                         --------------
                           Total Food, Beverage & Tobacco                                $   28,943,542
-------------------------------------------------------------------------------------------------------
                           HEALTH CARE EQUIPMENT & SERVICES -- 5.7%
                           Health Care Equipment & Services -- 1.1%
       3,799,000(e)        Physio-Control International, Inc., 9.875%,
                           1/15/19 (144A)                                                $    4,064,930
-------------------------------------------------------------------------------------------------------
                           Health Care Facilities -- 1.7%
       2,560,000(e)        CHS/Community Health Systems, Inc., 6.875%,
                           2/1/22 (144A)                                                 $    2,662,400
       2,400,000           Kindred Healthcare, Inc., 6.375%, 4/15/22 (144A)                   2,340,000
         600,000(e)        United Surgical Partners International, Inc.,
                           9.0%, 4/1/20                                                         646,500
         835,000           Universal Hospital Services, Inc., 7.625%, 8/15/20                   784,900
                                                                                         --------------
                                                                                         $    6,433,800
-------------------------------------------------------------------------------------------------------
                           Health Care Services -- 1.2%
       2,000,000(e)        BioScrip, Inc., 8.875%, 2/15/21 (144A)                        $    2,047,500
       2,527,000(e)        Gentiva Health Services, Inc., 11.5%, 9/1/18                       2,684,937
                                                                                         --------------
                                                                                         $    4,732,437
-------------------------------------------------------------------------------------------------------
                           Health Care Supplies -- 0.8%
       3,000,000(e)        Immucor, Inc., 11.125%, 8/15/19                               $    3,240,000
-------------------------------------------------------------------------------------------------------
                           Health Care Technology -- 0.3%
         900,000(e)        Emdeon, Inc., 11.0%, 12/31/19                                 $    1,001,250
-------------------------------------------------------------------------------------------------------
                           IT Consulting & Other Services -- 0.6%
       2,380,000(e)        Truven Health Analytics, Inc., 10.625%, 6/1/20                $    2,510,900
                                                                                         --------------
                           Total Health Care Equipment & Services                        $   21,983,317
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/14 23

-------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                 Value
-------------------------------------------------------------------------------------------------------
                           HOUSEHOLD & PERSONAL PRODUCTS -- 1.3%
                           Household Products -- 0.2%
      850,000              Springs Industries, Inc., 6.25%, 6/1/21                       $      833,000
-------------------------------------------------------------------------------------------------------
                           Personal Products -- 1.1%
    1,745,000              Albea Beauty Holdings SA, 8.375%, 11/1/19 (144A)              $    1,860,606
    2,315,000(e)           Monitronics International, Inc., 9.125%, 4/1/20                    2,384,450
                                                                                         --------------
                                                                                         $    4,245,056
                                                                                         --------------
                           Total Household & Personal Products                           $    5,078,056
-------------------------------------------------------------------------------------------------------
                           INSURANCE -- 9.4%
                           Insurance Brokers -- 0.9%
GBP 1,625,000(e)           Towergate Finance Plc, 10.5%, 2/15/19 (144A)                  $    2,265,348
    1,000,000(e)           USI, Inc., 7.75%, 1/15/21 (144A)                                     995,000
                                                                                         --------------
                                                                                         $    3,260,348
-------------------------------------------------------------------------------------------------------
                           Multi-Line Insurance -- 1.7%
    3,075,000(c)(e)        Liberty Mutual Group, Inc., 10.75%, 6/15/58 (144A)            $    4,781,625
    1,100,000(e)           MetLife, Inc., 10.75%, 8/1/39                                      1,776,500
                                                                                         --------------
                                                                                         $    6,558,125
-------------------------------------------------------------------------------------------------------
                           Property & Casualty Insurance -- 1.7%
    5,300,000(e)           Hanover Insurance Corp., 7.625%, 10/15/25                     $    6,444,742
      265,000(c)(f)        White Mountains Insurance Group, Ltd., 7.506%,
                           5/29/49 (144A)                                                       278,250
                                                                                         --------------
                                                                                         $    6,722,992
-------------------------------------------------------------------------------------------------------
                           Reinsurance -- 5.1%
      400,000(g)(j)        Arlington Segregated Account (Kane SAC Ltd.),
                           Variable Rate Notes, 8/15/15                                  $      413,440
      250,000(a)           Atlas Reinsurance VII, Ltd., 8.105%, 1/7/16
                           (144A) (Cat Bond)                                                    260,875
      500,000(a)           Blue Danube II, Ltd., 4.273%, 5/23/16 (144A)
                           (Cat Bond)                                                           512,550
      400,000(a)           Caelus Re 2013, Ltd., 6.865%, 4/7/17 (144A)
                           (Cat Bond)                                                           422,520
      500,000(a)           Caelus Re, Ltd., 5.265%, 3/7/16 (144A) (Cat Bond)                    513,100
      250,000(a)           Combine Re, Ltd., 10.015%, 1/7/15 (144A)
                           (Cat Bond)                                                           254,975
    1,000,000(a)           Combine Re, Ltd., 17.765%, 1/7/15 (144A)
                           (Cat Bond)                                                         1,037,400
      250,000(a)           Compass Re, Ltd., 10.265%, 1/8/15 (144A)
                           (Cat Bond)                                                           254,175
      250,000(a)           Compass Re, Ltd., 11.265%, 1/8/15 (144A)
                           (Cat Bond)                                                           254,625
      800,000              Dartmouth Segregated Account (Kane SAC Ltd.),
                           Variable Rate Notes, 8.089%, 12/31/14                                786,560
      250,000(a)           East Lane Re V, Ltd., 9.015%, 3/16/16 (144A)
                           (Cat Bond)                                                           269,375

The accompanying notes are an integral part of these financial statements.

24 Pioneer High Income Trust | Semiannual Report | 9/30/14

-------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                 Value
-------------------------------------------------------------------------------------------------------
                           Reinsurance -- (continued)
         250,000(c)        Embarcadero Re, Ltd., 7.396%, 2/13/15 (144A)
                           (Cat Bond)                                                    $      251,750
         350,000(a)        Foundation Re III, Ltd., 5.015%, 2/25/15 (144A)
                           (Cat Bond)                                                           353,850
         500,000(a)        Galileo Re, Ltd., 7.415%, 1/9/17 (144A) (Cat Bond)                   517,350
         750,000(g)(j)     Gloucester Segregated Account (Kane SAC Ltd.),
                           Variable Rate Notes, 6/12/15                                         687,450
         250,000(a)        Ibis Re II, Ltd., 8.365%, 2/5/15 (144A) (Cat Bond)                   254,600
         400,000(a)        Ibis Re II, Ltd., 13.515%, 2/5/15 (144A) (Cat Bond)                  412,560
         750,000(a)        Kilimanjaro Re, Ltd., 4.765%, 4/30/18 (144A)
                           (Cat Bond)                                                           772,950
         400,000(a)        Longpoint Re, Ltd. III, 3.975%, 5/18/16 (144A)
                           (Cat Bond)                                                           409,760
         750,000(a)        Mystic Re, Ltd., 12.015%, 3/12/15 (144A)
                           (Cat Bond)                                                           777,150
         250,000(a)        Mythen Re, Ltd. Series 2012-2 Class A, 8.526%,
                           1/5/17 (144A) (Cat Bond)                                             267,525
         250,000(a)        Mythen Re, Ltd. Series 2013-1 Class B, 8.015%,
                           7/9/15 (144A) (Cat Bond)                                             262,050
       1,000,000(j)        Pangaea Re, 7/1/18 (Cat Bond)                                      1,037,800
         250,000(a)(e)     Queen Street V Re, Ltd., 8.515%, 4/9/15 (144A)
                           (Cat Bond)                                                           254,350
         250,000(a)        Queen Street VI Re, Ltd., 10.365%, 4/9/15 (144A)
                           (Cat Bond)                                                           255,500
         250,000(a)        Queen Street VII Re, Ltd., 8.615%, 4/8/16 (144A)
                           (Cat Bond)                                                           259,275
         725,000(a)        Residential Reinsurance 2011, Ltd., 8.765%,
                           6/6/15 (144A) (Cat Bond)                                             758,422
         250,000(a)        Residential Reinsurance 2011, Ltd., 8.915%,
                           12/6/15 (144A) (Cat Bond)                                            262,500
         250,000(a)        Residential Reinsurance 2011, Ltd., 9.015%,
                           6/6/15 (144A) (Cat Bond)                                             262,600
         450,000(a)        Residential Reinsurance 2011, Ltd., 12.015%,
                           6/6/15 (144A) (Cat Bond)                                             478,440
         250,000(a)        Residential Reinsurance 2011, Ltd., 13.265%,
                           12/6/15 (144A) (Cat Bond)                                            266,725
         250,000(a)        Residential Reinsurance 2012, Ltd., 5.765%,
                           12/6/16 (144A) (Cat Bond)                                            262,350
         250,000(a)        Residential Reinsurance 2012, Ltd., 8.015%,
                           6/6/16 (144A) (Cat Bond)                                             271,375
         250,000(a)        Residential Reinsurance 2012, Ltd., 10.015%,
                           6/6/16 (144A) (Cat Bond)                                             277,025
         400,000(a)        Residential Reinsurance 2012, Ltd., 12.765%,
                           12/6/16 (144A) (Cat Bond)                                            443,000
         250,000(a)        Residential Reinsurance 2012, Ltd., 19.015%,
                           12/6/16 (144A) (Cat Bond)                                            287,175

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/14 25

-------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                 Value
-------------------------------------------------------------------------------------------------------
                           Reinsurance -- (continued)
         400,000(a)        Residential Reinsurance 2012, Ltd., 22.015%,
                           6/6/16 (144A) (Cat Bond)                                      $      476,320
         250,000(a)        Residential Reinsurance 2013, Ltd., 9.265%,
                           6/6/17 (144A) (Cat Bond)                                             268,025
         500,000(a)        Sanders Re, Ltd., 4.015%, 5/5/17 (144A) (Cat Bond)                   508,100
           3,600(g)(j)     Sector Re V, Ltd., Series 2, Class C, 12/1/17 (144A)
                           (Cat Bond)                                                                42
             924(g)(j)     Sector Re V, Ltd., Series 3, Class A, 3/1/18 (144A)
                           (Cat Bond)                                                            29,044
         600,000(g)(j)     Sector Re V, Ltd., Series 3, Class C, 12/1/17 (144A)
                           (Cat Bond)                                                           685,020
         850,000(j)        Sector Re V, Ltd., Series 4, Class A, 3/30/19 (144A)
                           (Cat Bond)                                                           921,825
         600,000(g)(j)     Silverton RE, Ltd., 9/16/16 (144A) (Cat Bond)                        717,420
         250,000(a)        Successor X, Ltd., 16.265%, 11/10/15 (144A)
                           Cat Bond)                                                            263,600
         250,000(a)        Successor X, Ltd., 16.515%, 1/27/15 (144A)
                           (Cat Bond)                                                           253,575
         300,000(a)        Tar Heel Re, Ltd., 8.515%, 5/9/16 (144A) (Cat Bond)                  318,240
                                                                                         --------------
                                                                                         $   19,764,338
                                                                                         --------------
                           Total Insurance                                               $   36,305,803
-------------------------------------------------------------------------------------------------------
                           MATERIALS -- 12.9%
                           Commodity Chemicals -- 1.4%
       3,250,000           Basell Finance Co., BV, 8.1%, 3/15/27 (144A)                  $    4,323,426
       1,100,000           Rain CII Carbon LLC / CII Carbon Corp., 8.25%,
                           1/15/21 (144A)                                                     1,144,000
                                                                                         --------------
                                                                                         $    5,467,426
-------------------------------------------------------------------------------------------------------
                           Construction Materials -- 0.4%
       1,635,000           OAS Finance, Ltd., 8.0%, 7/2/21 (144A)                        $    1,569,600
-------------------------------------------------------------------------------------------------------
                           Diversified Metals & Mining -- 1.3%
         570,000           First Quantum Minerals, Ltd., 7.25%, 5/15/22 (144A)           $      582,825
       2,000,000(e)        Global Brass & Copper, Inc., 9.5%, 6/1/19                          2,220,000
       3,000,000(d)        Midwest Vanadium Pty, Ltd., 11.5%, 2/15/18 (144A)                    435,000
       1,593,000(h)        Mirabela Nickel, Ltd., 9.5% (9.5% PIK 0.0% cash),
                           6/20/19                                                            1,433,700
         410,000           Prince Mineral Holding Corp., 12.0%, 12/15/19
                           (144A)                                                               459,200
                                                                                         --------------
                                                                                         $    5,130,725
-------------------------------------------------------------------------------------------------------
                           Forest Products -- 1.1%
       4,000,000(e)        Millar Western Forest Products, Ltd., 8.5%, 4/1/21            $    4,200,000
-------------------------------------------------------------------------------------------------------
                           Gold -- 0.7%
       3,255,000(e)        IAMGOLD Corp., 6.75%, 10/1/20 (144A)                          $    2,750,475
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer High Income Trust | Semiannual Report | 9/30/14

-------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                 Value
-------------------------------------------------------------------------------------------------------
                           Metal & Glass Containers -- 1.3%
    1,500,000(h)           Ardagh Finance Holdings SA, 8.625% (8.625%
                           PIK 0.0% cash), 6/15/19 (144A)                                $    1,507,500
EUR 2,250,000(e)           Ardagh Glass Finance Plc, 8.75%, 2/1/20 (144A)                     2,969,864
      500,000              Beverage Packaging Holdings Luxembourg II SA /
                           Beverage Packaging Holdings II Is, 6.0%,
                           6/15/17 (144A)                                                       492,500
                                                                                         --------------
                                                                                         $    4,969,864
-------------------------------------------------------------------------------------------------------
                           Paper Packaging -- 1.5%
    2,150,057(b)           Bio Pappel SAB de CV, 10.0%, 8/27/16                          $    2,199,508
    2,220,000(e)           Exopack Holding Corp., 10.0%, 6/1/18 (144A)                        2,389,275
      445,000              Exopack Holding SA, 7.875%, 11/1/19 (144A)                           465,025
      500,000              Sealed Air Corp., 8.125%, 9/15/19 (144A)                             540,000
                                                                                         --------------
                                                                                         $    5,593,808
-------------------------------------------------------------------------------------------------------
                           Paper Products -- 0.7%
    1,590,000(e)           Appvion, Inc., 9.0%, 6/1/20 (144A)                            $    1,313,738
      776,000(e)           Mercer International, Inc., 9.5%, 12/1/17                            812,860
      595,000(e)           Unifrax I LLC / Unifrax Holding Co., 7.5%,
                           2/15/19 (144A)                                                       600,950
                                                                                         --------------
                                                                                         $    2,727,548
-------------------------------------------------------------------------------------------------------
                           Specialty Chemicals -- 0.8%
    3,330,000              Hexion US Finance Corp., 9.0%, 11/15/20                       $    3,171,825
-------------------------------------------------------------------------------------------------------
                           Steel -- 3.7%
    1,530,000              AM Castle & Co., 12.75%, 12/15/16                             $    1,526,175
    1,200,000              APERAM, 7.375%, 4/1/16 (144A)                                      1,222,128
      700,000              Ferrexpo Finance Plc, 7.875%, 4/7/16 (144A)                          631,750
    1,900,000              Metinvest BV, 8.75%, 2/14/18 (144A)                                1,292,000
    2,915,000              Optima Specialty Steel, Inc., 12.5%,
                           12/15/16 (144A)                                                    3,126,337
    1,804,000(e)           Permian Holdings, Inc., 10.5%, 1/15/18 (144A)                      1,840,080
    3,750,000(e)           Ryerson, Inc., 9.0%, 10/15/17                                      3,956,250
      720,000              SunCoke Energy Partners LP / SunCoke Energy
                           Partners Finance Corp., 7.375%, 2/1/20 (144A)                        756,000
                                                                                         --------------
                                                                                         $   14,350,720
                                                                                         --------------
                           Total Materials                                               $   49,931,991
-------------------------------------------------------------------------------------------------------
                           MEDIA -- 5.8%
                           Broadcasting -- 1.3%
    1,000,000(e)           Intelsat Luxembourg SA, 7.75%, 6/1/21                         $    1,018,750
    3,805,000(e)           Townsquare Radio LLC / Townsquare Radio, Inc.,
                           9.0%, 4/1/19 (144A)                                                4,099,887
                                                                                         --------------
                                                                                         $    5,118,637
-------------------------------------------------------------------------------------------------------
                           Cable -- 1.0%
EUR 1,200,000              Nara Cable Funding, Ltd., 8.875%, 12/1/18 (144A)              $    1,595,295

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/14 27

-------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                 Value
-------------------------------------------------------------------------------------------------------
                           Cable -- (continued)
    1,500,000(e)           Ono Finance II Plc, 10.875%, 7/15/19 (144A)                   $    1,612,500
EUR   350,000              Ono Finance II Plc, 11.125%, 7/15/19 (144A)                          477,461
                                                                                         --------------
                                                                                         $    3,685,256
-------------------------------------------------------------------------------------------------------
                           Movies & Entertainment -- 2.9%
    2,765,000(e)           AMC Entertainment, Inc., 9.75%, 12/1/20                       $    3,044,956
    1,400,000(e)           Gibson Brands, Inc., 8.875%, 8/1/18 (144A)                         1,368,500
    1,900,000              Production Resource Group, Inc., 8.875%, 5/1/19                    1,501,000
    1,890,000(e)           SFX Entertainment, Inc., 9.625%, 2/1/19 (144A)                     1,880,550
    3,575,000              WMG Acquisition Corp., 6.75%, 4/15/22 (144A)                       3,423,063
                                                                                         --------------
                                                                                         $   11,218,069
-------------------------------------------------------------------------------------------------------
                           Publishing -- 0.6%
    2,200,000(e)(g)        MPL 2 Acquisition Canco, Inc., 9.875%,
                           8/15/18 (144A)                                                $    2,348,500
                                                                                         --------------
                           Total Media                                                   $   22,370,462
-------------------------------------------------------------------------------------------------------
                           PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                           SCIENCES -- 1.8%
                           Biotechnology -- 1.5%
    1,400,000              ConvaTec Healthcare E SA, 10.5%, 12/15/18 (144A)              $    1,482,250
    4,104,000(e)           Lantheus Medical Imaging, Inc., 9.75%, 5/15/17                     4,073,220
                                                                                         --------------
                                                                                         $    5,555,470
-------------------------------------------------------------------------------------------------------
                           Pharmaceuticals -- 0.3%
    1,240,000(e)           JLL/Delta Dutch Newco BV, 7.5%, 2/1/22 (144A)                 $    1,252,245
                                                                                         --------------
                           Total Pharmaceuticals, Biotechnology &
                           Life Sciences                                                 $    6,807,715
-------------------------------------------------------------------------------------------------------
                           REAL ESTATE -- 0.5%
                           Diversified Real Estate Activities -- 0.1%
      330,000              Alam Synergy Pte, Ltd., 9.0%, 1/29/19 (144A)                  $      355,575
-------------------------------------------------------------------------------------------------------
                           Diversified REIT -- 0.4%
    1,500,000(e)           CNL Lifestyle Properties, Inc., 7.25%, 4/15/19                $    1,541,250
                                                                                         --------------
                           Total Real Estate                                             $    1,896,825
-------------------------------------------------------------------------------------------------------
                           RETAILING -- 1.4%
                           Automotive Retail -- 0.5%
    2,160,000              DriveTime Automotive Group, Inc. / DT Acceptance
                           Corp., 8.0%, 6/1/21 (144A)                                    $    2,057,400
-------------------------------------------------------------------------------------------------------
                           Computer & Electronics Retail -- 0.2%
      660,000              Rent-A-Center, Inc., 6.625%, 11/15/20                         $      619,740
-------------------------------------------------------------------------------------------------------
                           Department Stores -- 0.2%
      900,000(e)           Neiman Marcus Group LTD LLC, 8.0%,
                           10/15/21 (144A)                                               $      936,000
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer High Income Trust | Semiannual Report | 9/30/14

-------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                 Value
-------------------------------------------------------------------------------------------------------
                           Speciality Stores -- 0.5%
    1,135,000              Outerwall, Inc., 5.875%, 6/15/21 (144A)                       $    1,069,737
      685,000              Radio Systems Corp., 8.375%, 11/1/19 (144A)                          732,950
                                                                                         --------------
                                                                                         $    1,802,687
                                                                                         --------------
                           Total Retailing                                               $    5,415,827
-------------------------------------------------------------------------------------------------------
                           SEMICONDUCTORS & SEMICONDUCTOR
                           EQUIPMENT -- 1.0%
                           Semiconductors -- 1.0%
      680,000              Advanced Micro Devices, Inc., 7.0%, 7/1/24                    $      649,400
    3,250,000(e)           Advanced Micro Devices, Inc., 7.5%, 8/15/22                        3,282,500
CNH 1,000,000(d)           LDK Solar Co., Ltd., 10.0%, 2/28/14                                   21,040
                                                                                         --------------
                           Total Semiconductors & Semiconductor Equipment                $    3,952,940
-------------------------------------------------------------------------------------------------------
                           SOFTWARE & SERVICES -- 3.3%
                           Application Software -- 0.3%
      955,000              Interface Security Systems Holdings, Inc. / Interface
                           Security Systems LLC, 9.25%, 1/15/18                          $      978,875
-------------------------------------------------------------------------------------------------------
                           Data Processing & Outsourced Services -- 1.6%
    1,783,000(e)           First Data Corp., 8.25%, 1/15/21 (144A)                       $    1,889,980
      422,000              First Data Corp., 10.625%, 6/15/21                                   480,025
    1,783,000(e)           First Data Corp., 12.625%, 1/15/21                                 2,135,142
      180,450(e)(h)        First Data Holdings, Inc., 14.5% (14.5% PIK
                           0.0% cash), 9/24/19 (144A)                                           189,473
    1,650,000(e)(h)        Igloo Holdings Corp., 8.25% (9.0% PIK 8.25% cash),
                           12/15/17 (144A)                                                    1,674,750
                                                                                         --------------
                                                                                         $    6,369,370
-------------------------------------------------------------------------------------------------------
                           Systems Software -- 1.4%
    5,926,182(g)           Pegasus Solutions, Inc., 13.0%, 4/15/14 (144A)                $    5,511,349
                                                                                         --------------
                           Total Software & Services                                     $   12,859,594
-------------------------------------------------------------------------------------------------------
                           TECHNOLOGY HARDWARE & EQUIPMENT -- 1.2%
                           Communications Equipment -- 0.8%
    1,350,000(e)(h)        CommScope Holding Co., Inc., 6.625% (7.375%
                           PIK 6.625% cash), 6/1/20 (144A)                               $    1,390,500
    1,500,000              CPI International, Inc., 8.75%, 2/15/18                            1,552,500
                                                                                         --------------
                                                                                         $    2,943,000
-------------------------------------------------------------------------------------------------------
                           Electronic Equipment & Instruments -- 0.4%
      880,000(e)           Viasystems, Inc., 7.875%, 5/1/19 (144A)                       $      921,800
      745,000              Zebra Technologies Corp., 7.25%, 10/15/22 (144A)                     745,000
                                                                                         --------------
                                                                                         $    1,666,800
                                                                                         --------------
                           Total Technology Hardware & Equipment                         $    4,609,800
-------------------------------------------------------------------------------------------------------
                           TELECOMMUNICATION SERVICES -- 2.4%
                           Alternative Carriers -- 0.1%
      600,000              PAETEC Holding Corp., 9.875%, 12/1/18                         $      634,500
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/14 29

-------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                 Value
-------------------------------------------------------------------------------------------------------
                           Integrated Telecommunication Services -- 1.9%
       1,695,000           Cincinnati Bell, Inc., 8.75%, 3/15/18                         $    1,758,562
         300,000           Frontier Communications Corp., 6.25%, 9/15/21                        297,000
       1,400,000(e)        Frontier Communications Corp., 7.625%, 4/15/24                     1,452,500
       1,650,000(e)        GCI, Inc., 6.75%, 6/1/21                                           1,640,719
       2,200,000           Windstream Corp., 6.375%, 8/1/23                                   2,123,000
                                                                                         --------------
                                                                                         $    7,271,781
-------------------------------------------------------------------------------------------------------
                           Wireless Telecommunication Services -- 0.4%
         300,000           Altice Finco SA, 8.125%, 1/15/24 (144A)                       $      321,000
         400,000           Unison Ground Lease Funding LLC, 5.78%,
                           3/15/20 (144A)                                                       407,118
         725,000(e)        Vimpel Communications Via VIP Finance Ireland,
                           Ltd., OJSC, 9.125%, 4/30/18 (144A)                                   782,058
                                                                                         --------------
                                                                                         $    1,510,176
                                                                                         --------------
                           Total Telecommunication Services                              $    9,416,457
-------------------------------------------------------------------------------------------------------
                           TRANSPORTATION -- 3.7%
                           Air Freight & Logistics -- 0.3%
       1,005,000           XPO Logistics, Inc., 7.875%, 9/1/19 (144A)                    $    1,037,663
-------------------------------------------------------------------------------------------------------
                           Airlines -- 0.8%
       1,295,000           Gol LuxCo SA, 8.875%, 1/24/22 (144A)                          $    1,272,985
       1,500,000           United Continental Holdings, Inc., 6.0%, 7/15/26                   1,398,750
         600,000(e)        United Continental Holdings, Inc., 6.375%, 6/1/18                    628,500
                                                                                         --------------
                                                                                         $    3,300,235
-------------------------------------------------------------------------------------------------------
                           Marine -- 0.3%
       1,025,000           Navios South American Logistics, Inc. / Navios
                           Logistics Finance US, Inc., 7.25%, 5/1/22 (144A)              $    1,014,750
-------------------------------------------------------------------------------------------------------
                           Railroads -- 0.4%
       1,520,000           Florida East Coast Holdings Corp., 9.75%,
                           5/1/20 (144A)                                                 $    1,542,800
-------------------------------------------------------------------------------------------------------
                           Trucking -- 1.9%
       3,500,000(e)        Jack Cooper Holdings Corp., 9.25%, 6/1/20 (144A)              $    3,762,500
       1,375,000(e)        Swift Services Holdings, Inc., 10.0%, 11/15/18                     1,443,750
       2,000,000           Syncreon Group BV / Syncreon Global Finance US,
                           Inc., 8.625%, 11/1/21 (144A)                                       1,980,000
                                                                                         --------------
                                                                                         $    7,186,250
                                                                                         --------------
                           Total Transportation                                          $   14,081,698
-------------------------------------------------------------------------------------------------------
                           UTILITIES -- 2.5%
                           Electric Utilities -- 0.9%
         895,000           ContourGlobal Power Holdings SA, 7.125%,
                           6/1/19 (144A)                                                 $      886,050

The accompanying notes are an integral part of these financial statements.

30 Pioneer High Income Trust | Semiannual Report | 9/30/14

-------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                 Value
-------------------------------------------------------------------------------------------------------
                           Electric Utilities -- (continued)
         310,000           Empresa Distrbuidora y Comercializadora Norte,
                           9.75%, 10/25/22 (144A)                                        $      226,300
       1,010,000(c)(e)     Enel S.p.A., 8.75%, 9/24/73 (144A)                                 1,170,388
       1,000,000(e)        PNM Resources, Inc., 9.25%, 5/15/15                                1,049,118
                                                                                         --------------
                                                                                         $    3,331,856
-------------------------------------------------------------------------------------------------------
                           Independent Power Producers & Energy
                           Traders -- 0.9%
       3,675,000           NRG Energy, Inc., 6.25%, 5/1/24 (144A)                        $    3,684,187
-------------------------------------------------------------------------------------------------------
                           Multi-Utilities -- 0.7%
       2,527,134           Ormat Funding Corp., 8.25%, 12/30/20                          $    2,558,723
                                                                                         --------------
                           Total Utilities                                               $    9,574,766
-------------------------------------------------------------------------------------------------------
                           TOTAL CORPORATE BONDS & NOTES
                           (Cost $415,173,095)                                           $  424,502,229
-------------------------------------------------------------------------------------------------------
                           CONVERTIBLE BONDS & NOTES -- 5.1% of
                           Net Assets
                           CAPITAL GOODS -- 1.0%
                           Construction & Farm Machinery & Heavy
                           Trucks -- 1.0%
       2,625,000(e)        Meritor, Inc., 7.875%, 3/1/26                                 $    3,794,766
                                                                                         --------------
                           Total Capital Goods                                           $    3,794,766
-------------------------------------------------------------------------------------------------------
                           DIVERSIFIED FINANCIALS -- 0.1%
                           Asset Management & Custody Banks -- 0.1%
         400,000           Apollo Investment Corp., 5.75%, 1/15/16                       $      416,250
                                                                                         --------------
                           Total Diversified Financials                                  $      416,250
-------------------------------------------------------------------------------------------------------
                           ENERGY -- 1.7%
                           Coal & Consumable Fuels -- 0.5%
       1,905,000           Massey Energy Co., 3.25%, 8/1/15                              $    1,824,038
-------------------------------------------------------------------------------------------------------
                           Oil & Gas Drilling -- 0.6%
       2,265,000(b)(e)     Hercules Offshore, Inc., 0.0%, 6/1/38                         $    2,259,338
-------------------------------------------------------------------------------------------------------
                           Oil & Gas Exploration & Production -- 0.6%
       1,340,000(e)        Chesapeake Energy Corp., 2.5%, 5/15/37                        $    1,350,887
       1,175,000           Energy & Exploration Partners, Inc., 8.0%,
                           7/1/19 (144A)                                                      1,151,500
                                                                                         --------------
                                                                                         $    2,502,387
                                                                                         --------------
                           Total Energy                                                  $    6,585,763
-------------------------------------------------------------------------------------------------------
                           HEALTH CARE EQUIPMENT & SERVICES -- 1.0%
                           Health Care Equipment & Services -- 0.9%
       2,837,000(b)        Hologic, Inc., 2.0%, 12/15/37                                 $    3,368,937
-------------------------------------------------------------------------------------------------------
                           Health Care Services -- 0.1%
         361,000           Omnicare, Inc., 3.25%, 12/15/35                               $      372,507
                                                                                         --------------
                           Total Health Care Equipment & Services                        $    3,741,444
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/14 31

-------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                 Value
-------------------------------------------------------------------------------------------------------
                           MATERIALS -- 1.0%
                           Diversified Chemicals -- 1.0%
       4,000,000(k)        Hercules, Inc., 6.5%, 6/30/29                                 $    3,655,000
                                                                                         --------------
                           Total Materials                                               $    3,655,000
-------------------------------------------------------------------------------------------------------
                           PHARMACEUTICALS, BIOTECHNOLOGY &
                           LIFE SCIENCES -- 0.2%
                           Biotechnology -- 0.2%
       1,400,000           Corsicanto, Ltd., 3.5%, 1/15/32                               $      931,000
                                                                                         --------------
                           Total Pharmaceuticals, Biotechnology &
                           Life Sciences                                                 $      931,000
-------------------------------------------------------------------------------------------------------
                           SEMICONDUCTORS & SEMICONDUCTOR
                           EQUIPMENT -- 0.1%
                           Semiconductors -- 0.1%
         750,000           ReneSola, Ltd., 4.125%, 3/15/18 (144A)                        $      530,625
          42,000(d)(g)     Suntech Power Holdings Co., Ltd., 3.0%, 3/15/13                        2,478
                                                                                         --------------
                           Total Semiconductors & Semiconductor Equipment                $      533,103
-------------------------------------------------------------------------------------------------------
                           TOTAL CONVERTIBLE BONDS & NOTES
                           (Cost $16,191,693)                                            $   19,657,326
-------------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND AGENCY
                           OBLIGATIONS -- 2.2% of Net Assets
       2,780,000(a)        U.S. Treasury Notes Floating Rate Note, 0.06%,
                           1/31/16                                                       $    2,780,564
       2,780,000(a)        U.S. Treasury Notes Floating Rate Note, 0.084%,
                           4/30/16                                                            2,781,426
       2,780,000(a)        U.S. Treasury Notes Floating Rate Note, 0.085%,
                           7/31/16                                                            2,781,549
                                                                                         --------------
                                                                                         $    8,343,539
-------------------------------------------------------------------------------------------------------
                           TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                           (Cost $8,342,526)                                             $    8,343,539
-------------------------------------------------------------------------------------------------------
                           SOVEREIGN DEBT OBLIGATIONS -- 1.0% of
                           Net Assets
                           Argentina -- 0.3%
       1,200,000           City of Buenos Aires, 12.5%, 4/6/15 (144A)                    $    1,200,000
-------------------------------------------------------------------------------------------------------
                           Ecuador -- 0.2%
         870,000           Ecuador Government International Bond, 7.95%,
                           6/20/24 (144A)                                                $      904,800
-------------------------------------------------------------------------------------------------------
                           Russia -- 0.5%
       1,519,600(b)        Russian Government International Bond,
                           7.5%, 3/31/30                                                 $    1,702,302
-------------------------------------------------------------------------------------------------------
                           TOTAL SOVEREIGN DEBT OBLIGATIONS
                           (Cost $3,161,476)                                             $    3,807,102
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer High Income Trust | Semiannual Report | 9/30/14

-------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                 Value
-------------------------------------------------------------------------------------------------------
                           TAX EXEMPT OBLIGATION -- 0.9% of Net Assets
                           New York -- 0.9%
    3,475,000              New York City Industrial Development Agency
                           Revenue, 7.625%, 12/1/32                                      $    3,493,695
-------------------------------------------------------------------------------------------------------
                           TOTAL TAX EXEMPT OBLIGATION
                           (Cost $3,122,821)                                             $    3,493,695
-------------------------------------------------------------------------------------------------------
                           MUNICIPAL COLLATERALIZED DEBT
                           OBLIGATION -- 0.1% of Net Assets
    3,300,000(c)(g)        Non-Profit Preferred Funding Trust I, 9/15/37 (144A)          $      383,955
-------------------------------------------------------------------------------------------------------
                           TOTAL MUNICIPAL COLLATERALIZED
                           DEBT OBLIGATION
                           (Cost $3,293,693)                                             $      383,955
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 Shares                                                                                  Value
-------------------------------------------------------------------------------------------------------
                           COMMON STOCKS -- 2.0% of Net Assets
                           CAPITAL GOODS -- 0.2%
                           Building Products -- 0.2%
          894(g)(i)(l)     Panolam Holdings Co.                                          $      700,002
                                                                                         --------------
                           Total Capital Goods                                           $      700,002
-------------------------------------------------------------------------------------------------------
                           ENERGY -- 0.0%+
                           Oil & Gas Exploration & Production -- 0.0%+
       10,398(l)           Halcon Resources Corp.                                        $       41,176
                                                                                         --------------
                           Total Energy                                                  $       41,176
-------------------------------------------------------------------------------------------------------
                           MATERIALS -- 0.1%
                           Diversified Metals & Mining -- 0.1%
        3,402              Freeport-McMoRan, Inc.                                        $      111,075
AUD 6,776,723(l)           Mirabela Nickel, Ltd.                                                391,289
                                                                                         --------------
                           Total Materials                                               $      502,364
-------------------------------------------------------------------------------------------------------
                           PHARMACEUTICALS, BIOTECHNOLOGY &
                           LIFE SCIENCES -- 0.2%
                           Pharmaceuticals -- 0.2%
       15,900              Teva Pharmaceutical Industries, Ltd. (A.D.R.)                 $      854,625
                                                                                         --------------
                           Total Pharmaceuticals, Biotechnology &
                           Life Sciences                                                 $      854,625
-------------------------------------------------------------------------------------------------------
                           SOFTWARE & SERVICES -- 0.0%+
                           Systems Software -- 0.0%+
       10,942(l)           Perseus Holding Corp.                                         $       16,413
                                                                                         --------------
                           Total Software & Services                                     $       16,413
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/14 33

-------------------------------------------------------------------------------------------------------
 Shares                                                                                  Value
-------------------------------------------------------------------------------------------------------
                           TRANSPORTATION -- 1.5%
                           Air Freight & Logistics -- 0.9%
            3,266(g)(l)    CEVA Holdings LLC                                             $    3,592,314
-------------------------------------------------------------------------------------------------------
                           Airlines -- 0.5%
           49,785          Delta Air Lines, Inc.                                         $    1,799,728
-------------------------------------------------------------------------------------------------------
                           Marine -- 0.1%
          877,784(g)(l)    Horizon Lines, Inc.                                           $      359,891
                                                                                         --------------
                           Total Transportation                                          $    5,751,933
-------------------------------------------------------------------------------------------------------
                           TOTAL COMMON STOCKS
                           (Cost $7,841,990)                                             $    7,866,513
-------------------------------------------------------------------------------------------------------
                           CONVERTIBLE PREFERRED STOCKS -- 0.8% of
                           Net Assets
                           DIVERSIFIED FINANCIALS -- 0.6%
                           Other Diversified Financial Services -- 0.6%
            1,880(f)       Bank of America Corp., 7.25                                   $    2,155,420
                                                                                         --------------
                           Total Diversified Financials                                  $    2,155,420
-------------------------------------------------------------------------------------------------------
                           ENERGY -- 0.2%
                           Oil & Gas Exploration & Production -- 0.2%
            1,100(f)(l)    Halcon Resources Corp., 5.75                                  $      891,275
                                                                                         --------------
                           Total Energy                                                  $      891,275
-------------------------------------------------------------------------------------------------------
                           TOTAL CONVERTIBLE PREFERRED STOCKS
                           (Cost $2,164,242)                                             $    3,046,695
-------------------------------------------------------------------------------------------------------
                           PREFERRED STOCKS -- 2.7% of Net Assets
                           BANKS -- 0.8%
                           Diversified Banks -- 0.8%
            3,000(c)(f)    AgStar Financial Services ACA, 6.75%                          $    3,085,125
                                                                                         --------------
                           Total Banks                                                   $    3,085,125
-------------------------------------------------------------------------------------------------------
                           DIVERSIFIED FINANCIALS -- 0.9%
                           Other Diversified Financial Services -- 0.9%
          132,750(c)       GMAC Capital Trust I, 8.125%                                  $    3,532,478
                                                                                         --------------
                           Total Diversified Financials                                  $    3,532,478
-------------------------------------------------------------------------------------------------------
                           ENERGY -- 0.2%
                           Oil & Gas Storage & Transportation -- 0.2%
           33,350(c)       NuStar Logistics LP, 7.625%                                   $      868,434
                                                                                         --------------
                           Total Energy                                                  $      868,434
-------------------------------------------------------------------------------------------------------
                           INSURANCE -- 0.7%
                           Reinsurance -- 0.7%
        1,400,000(g)(l)    Altair Re II, Ltd. (Cat Bond)                                 $    1,488,620
            8,500(g)(j)(l) Lorenz Re, Ltd. (Cat Bond)                                           930,920
                                                                                         --------------
                           Total Insurance                                               $    2,419,540
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer High Income Trust | Semiannual Report | 9/30/14

-------------------------------------------------------------------------------------------------------
 Shares                                                                                  Value
-------------------------------------------------------------------------------------------------------
                           SOFTWARE & SERVICES -- 0.1%
                           Systems Software -- 0.1%
         5,745(g)(l)       Perseus Holding Corp., 14.0%                                  $      471,090
                                                                                         --------------
                           Total Software & Services                                     $      471,090
-------------------------------------------------------------------------------------------------------
                           TOTAL PREFERRED STOCKS
                           (Cost $9,401,274)                                             $   10,376,667
-------------------------------------------------------------------------------------------------------
                           RIGHTS/WARRANTS -- 0.0%+ of Net Assets
                           AUTOMOBILES & COMPONENTS -- 0.0%+
                           Auto Parts & Equipment -- 0.0%+
           344(g)(l)       Lear Corp., Expires 11/9/14                                   $       59,650
                                                                                         --------------
                           Total Automobiles & Components                                $       59,650
-------------------------------------------------------------------------------------------------------
                           ENERGY -- 0.0%+
                           Oil & Gas Equipment & Services -- 0.0%+
           650(g)(l)       Green Field Energy Services, Inc., Expires
                           11/15/21 (144A)                                               $          653
                                                                                         --------------
                           Total Energy                                                  $          653
-------------------------------------------------------------------------------------------------------
                           TOTAL RIGHTS/WARRANTS
                           (Cost $42,352)                                                $       60,303
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Principal
 Amount                                                                                  Value
-------------------------------------------------------------------------------------------------------
                           TEMPORARY CASH INVESTMENT -- 0.4% --
                           of Net Assets
                           COMMERCIAL PAPER: 0.4%
       1,360,000           Mondelez International, Inc., 0.146%, 10/1/14                 $    1,360,000
-------------------------------------------------------------------------------------------------------
                           TOTAL TEMPORARY CASH INVESTMENT
                           (Cost $1,360,000)                                             $    1,360,000
-------------------------------------------------------------------------------------------------------
                           TOTAL INVESTMENTS IN SECURITIES -- 134.9%
                           (Cost $508,957,254) (m)(n)                                    $  521,180,396
-------------------------------------------------------------------------------------------------------
                           OTHER ASSETS AND LIABILITIES -- (34.9)%                       $ (134,796,547)
-------------------------------------------------------------------------------------------------------
                           NET ASSETS APPLICABLE TO COMMON
                           SHAREOWNERS -- 100.0%                                         $  386,383,849
=======================================================================================================

REIT           Real Estate Investment Trust.

(Cat Bond)     Catastrophe bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 2014, the value of these securities amounted to $245,534,295, or 63.8% of total net assets applicable to common shareowners.

+              Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/14 35

* Senior secured floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or
              (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at September 30, 2014.

(a) Floating rate note. The interest rate shown is the coupon rate at September 30, 2014.

(b) Debt obligation initially issued at one coupon rate which converts to a higher coupon at a specific date. The rate shown is the rate at September 30, 2014.

(c) The interest rate is subject to change periodically. The interest rate shown is the rate at September 30, 2014.

(d)           Security is in default and is non income producing.

(e) Denotes security pledged and segregated as collateral for the margin-loan financing agreement. See Notes to Financial Statements -- Note 10.

(f)           Security is perpetual in nature and has no stated maturity date.

(g) Indicates a security that has been deemed illiquid. As of September 30, 2014 the aggregate cost of illiquid securities in the Trust's portfolio was $26,126,098. As of that date, the aggregate value of illiquid securities in the Trust's portfolio of $20,409,410 represented 5.3% of total net assets applicable to common shareowners.

(h) Payment in Kind (PIK) security which may pay interest in the form of additional principal amount.

(i) Security is valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers). See Notes to Financial Statements -- Note 1A.

(j) Security issued with a zero coupon. Income is recognized through accretion of discount.

(k)           Security is priced as a unit.

(l)           Non-income producing.

(m) At September 30, 2014, the net unrealized appreciation on investments based on cost for federal tax purposes of $510,859,214 was as follows:

              Aggregate gross unrealized appreciation for all investments in which
                there is an excess of value over tax cost                            $ 35,435,899

              Aggregate gross unrealized depreciation for all investments in
                which there is an excess of tax cost over value                       (25,114,717)
                                                                                     ------------
              Net unrealized appreciation                                            $ 10,321,182
                                                                                     ============

For financial reporting purposes net unrealized appreciation on investments was $12,223,142 and cost of investments aggregated $508,957,254.

(n) Distributions of Investments by country of issue, as a percentage of total investments in securities, is as follows:

              United States                                                  77.5%
              Canada                                                          3.6
              Luxembourg                                                      3.0
              Netherlands                                                     2.4
              Cayman Islands                                                  2.3
              Ireland                                                         1.6
              Bermuda                                                         1.6
              United Kingdom                                                  1.2
              Other (individually less than 1%)                               6.8
                                                                            ------
                                                                            100.0%
                                                                            ======

The accompanying notes are an integral part of these financial statements.

36 Pioneer High Income Trust | Semiannual Report | 9/30/14

Purchases and sales of securities (excluding temporary cash investments) for the six months ended September 30, 2014 aggregated $95,758,591 and $84,133,787, respectively.

Glossary of Terms:

(A.D.R.)      American Depositary Receipt

Principal amounts are denominated in U.S. dollars unless otherwise noted.

AUD -         Australian Dollar
CNH -         New Chinese Yuan
EUR -         Euro
GBP -         Great British Pound

CREDIT DEFAULT SWAP AGREEMENTS -- SELL PROTECTION

-------------------------------------------------------------------------------------------------------
                                  Obligation                                              Net
 Notional                         Entity/             Credit      Expiration  Premiums    Unrealized
 Principal ($)(1)   Counterparty  Index       Coupon  Ratings(2)  Date        (Received)  Appreciation
-------------------------------------------------------------------------------------------------------
 2,000,000          JPMorgan      Goodyear
                    Chase         Tire &
                    & Co.         Rubber Co.  5.00%   B+          12/20/17    $(65,000)   $280,504
=======================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating of the issuer.

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels below.

     Level 1 -- quoted prices in active markets for identical securities.

     Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     Level 3 -- significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments).

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans are categorized as Level 2, and securities valued using fair value methods (other than prices supplied by independent pricing services or broker dealers) as Level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/14 37

The following is a summary of the inputs used as of September 30, 2014, in valuing the Trust's investments.

------------------------------------------------------------------------------------------
                                 Level 1        Level 2       Level 3          Total
------------------------------------------------------------------------------------------
Asset Backed Securities          $         --   $ 4,762,679   $         --     $ 4,762,679
Collateralized Mortgage
    Obligations                            --     5,993,788             --       5,993,788
Senior Secured Floating
    Rate Loan Interests                    --    27,525,905             --      27,525,905
Tax Exempt Obligation                      --     3,493,695             --       3,493,695
Corporate Bonds & Notes
    Diversified Financials
      Other Diversified
        Financial Services                 --     2,235,233        1,957,857     4,193,090
    Energy
      Oil & Gas Equipment
        & Services                         --     8,589,700            1,280     8,590,980
    Insurance
      Reinsurance                          --    14,485,737        5,278,601    19,764,338
    Materials
      Diversified Metals
        & Mining                           --     3,697,025        1,433,700     5,130,725
    Software & Services
      Systems Software                     --            --        5,511,349     5,511,349
All Other Corporate Bonds
    & Notes                                --   381,311,747               --   381,311,747
Convertible Bonds & Notes                  --    19,657,326               --    19,657,326
Municipal Collateralized
    Debt Obligation                        --       383,955               --       383,955
Sovereign Debt Obligations                 --     3,807,102               --     3,807,102
Common Stocks
    Capital Goods
      Building Products                    --            --          700,002       700,002
    Software & Services
      Systems Software                     --        16,413               --        16,413
    Transportation
      Air Freight & Logistics              --     3,592,314               --     3,592,314
All Other Common Stocks             3,557,784            --               --     3,557,784
Convertible Preferred Stocks
    Energy
      Oil & Gas Exploration
        & Production                       --       891,275               --       891,275
All Other Convertible
    Preferred Stocks                2,155,420            --               --     2,155,420
Preferred Stocks
    Banks
      Diversified Banks                    --     3,085,125               --     3,085,125
    Insurance
      Reinsurance                          --            --        2,419,540     2,419,540
    Software & Services
      Systems Software                     --       471,090               --       471,090
All Other Preferred Stocks          4,400,912            --               --     4,400,912

The accompanying notes are an integral part of these financial statements.

38 Pioneer High Income Trust | Semiannual Report | 9/30/14

------------------------------------------------------------------------------------------
                                 Level 1        Level 2        Level 3        Total
------------------------------------------------------------------------------------------
Rights/Warrants
    Energy
       Oil & Gas Equipment
          & Services                       --            653             --            653
All Other Rights/Warrants              59,650             --             --         59,650
U.S. Government and
    Agency Obligations                     --      8,343,539             --      8,343,539
Temporary Cash Investments
    Commercial Paper                       --      1,360,000             --      1,360,000
------------------------------------------------------------------------------------------
Total Investments
    in Securities                $ 10,173,766   $493,704,301   $ 17,302,329   $521,180,396
------------------------------------------------------------------------------------------
Other Financial Instruments
Net unrealized appreciation
    on swap contracts            $         --   $    280,504   $         --   $    280,504
Net unrealized appreciation
    forward foreign
    currency contracts                     --        637,221             --        637,221
------------------------------------------------------------------------------------------
Total Other
    Financial Instruments        $         --   $    917,725   $         --   $    917,725
==========================================================================================

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/14 39

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

------------------------------------------------------------------------------------------------------------------------------------
                                         Change in
                   Balance     Realized  Unrealized                                   Accrued     Transfers   Transfers  Balance
                   as of       gain      appreciation                                 discounts/  in to       out of     as of
                   3/31/14     (loss)(1) (depreciation)(2) Purchases    Sales         premiums    Level 3*    Level 3*   9/30/14
------------------------------------------------------------------------------------------------------------------------------------
Corporate Bonds
& Notes
Diversified
   Financials
   Other
      Diversified
      Financial
      Services     $1,748,033  $     --  $ 209,824         $        --  $        --   $       --  $       --  $      --  $ 1,957,857
Energy
   Oil & Gas
      Equipment
      & Services           --        --         --                  --           --           --       1,280         --        1,280
   Materials
   Diversified
      Metals &
      Mining          626,708        --   (143,231)          1,803,556     (853,333)          --          --         --    1,433,700
Insurance
   Reinsurance      1,470,812        --     86,350           3,676,650           --       44,789          --         --    5,278,601
Semiconductors &
   Semiconductor
   Equipment
   Systems
   Software                --        --         --                  --           --           --   5,511,349         --    5,511,349
Common
   Stocks
Capital Goods
   Building
   Products           700,002        --         --                  --           --           --          --         --      700,002
Preferred Stocks
Insurance
   Reinsurance      3,527,053    96,738   (175,569)            558,040   (1,586,722)          --          --         --    2,419,540
------------------------------------------------------------------------------------------------------------------------------------
Total              $8,072,608  $ 96,738  $ (22,626)        $ 6,038,246  $(2,440,055)  $   44,789  $5,512,629  $      --  $17,302,329
====================================================================================================================================

*   Transfers are calculated on the beginning of period value.

(1) Realized gain (loss) on these securities is included in the realized gain
    (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments in the Statement of Operations.

Net change in unrealized appreciation of Level 3 investments still held and considered Level 3 at 9/30/14: $123,758.

The accompanying notes are an integral part of these financial statements.

40 Pioneer High Income Trust | Semiannual Report | 9/30/14

Statement of Assets and Liabilities | 9/30/14 (unaudited)

ASSETS:
  Investments in securities, at value (cost $508,957,254)                   $521,180,396
  Cash                                                                         1,972,194
  Foreign currencies, at value (cost $4,683,484)                               4,247,950
  Receivables --
     Investment securities sold                                                   71,442
     Interest receivable                                                      10,798,531
     Dividends receivable                                                         49,968
  Net unrealized appreciation on swap contracts                                  280,504
  Net unrealized appreciation on forward foreign currency contracts              637,221
  Reinvestment of distributions                                                  356,022
  Prepaid expenses                                                                 5,495
----------------------------------------------------------------------------------------
        Total assets                                                        $539,599,723
----------------------------------------------------------------------------------------
LIABILITIES:
  Swap collateral                                                                200,000
  Credit default swaps, premiums received                                         65,000
  Payables --
     Margin loan financing                                                   151,000,000
     Investment securities purchased                                           1,465,686
     Trustees fees                                                                   411
     Affiliated expenses payable                                                 260,545
     Administration fees payable                                                     677
     Interest expense payable                                                    117,356
     Accrued expenses payable                                                    106,199
----------------------------------------------------------------------------------------
        Total liabilities                                                   $153,215,874
----------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Paid-in capital                                                           $411,000,055
  Undistributed net investment income                                          6,418,528
  Accumulated net realized loss on investments,
     swap contracts and foreign currency transactions                        (43,731,589)
  Net unrealized appreciation on investments                                  12,223,142
  Net unrealized appreciation on swap contracts                                  280,504
  Net unrealized appreciation on forward foreign currency
     contracts and other assets and liabilities denominated
     in foreign currencies                                                       193,209
----------------------------------------------------------------------------------------
     Net assets applicable to common shareowners                            $386,383,849
========================================================================================
NET ASSET VALUE PER COMMON SHARE:
  No par value (unlimited number of shares authorized)
     Based on $386,383,849 / 28,804,829 common shares                       $      13.41
========================================================================================

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/14 41

Statement of Operations (unaudited)

For the Six Months Ended 9/30/14

INVESTMENT INCOME:
   Interest                                                          $ 22,682,431
   Dividends (net of foreign taxes withheld $1,753)                       396,740
   Loan facility and other income                                         185,150
-------------------------------------------------------------------------------------------------
         Total investment income                                                     $ 23,264,321
-------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                    $  1,668,558
  Administrative reimbursements                                            62,222
  Transfer agent fees and expenses                                         19,416
  Shareholder communications expense                                        5,609
  Custodian fees                                                            8,708
  Professional fees                                                        83,683
  Printing expenses                                                         7,521
  Trustees' fees                                                            8,623
  Pricing fees                                                             14,125
  Miscellaneous                                                            17,981
-------------------------------------------------------------------------------------------------
     Net operating expenses                                                          $  1,896,446
-------------------------------------------------------------------------------------------------
     Interest expense                                                                $    714,647
-------------------------------------------------------------------------------------------------
     Net operating expenses and interest expense                                     $  2,611,093
-------------------------------------------------------------------------------------------------
         Net investment income                                                       $ 20,653,228
-------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                     $  2,466,241
     Swap contracts                                                        51,667
     Forward foreign currency contracts and other assets and
        liabilities denominated in foreign currencies                    (351,169)   $  2,166,739
-------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                     $(22,362,500)
     Swap contracts                                                       (56,911)
     Forward foreign currency contracts and other assets and
        liabilities denominated in foreign currencies                     676,120    $(21,743,291)
-------------------------------------------------------------------------------------------------
  Net loss on investments, swap contracts and foreign
     currency transactions                                                           $(19,576,552)
-------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                               $  1,076,676
=================================================================================================

The accompanying notes are an integral part of these financial statements.

42 Pioneer High Income Trust | Semiannual Report | 9/30/14

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended           Year
                                                             9/30/14         Ended
                                                             (unaudited)     3/31/14
------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                        $  20,653,228   $  42,870,563
Net realized gain (loss) on investments, swap contracts
   and foreign currency transactions                             2,166,739      (2,241,403)
Change in unrealized appreciation (depreciation) on
   investments, swap contracts and foreign
   currency transactions                                       (21,743,291)      4,931,001
Distributions to preferred shareowners from net
   investment income                                                    --        (147,163)
------------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations  $   1,076,676   $  45,412,998
------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREOWNERS:
Net investment income and previously undistributed
   net investment income ($0.83 and $1.65 per
   share, respectively)                                      $ (23,702,775)  $ (47,096,627)
------------------------------------------------------------------------------------------
      Total distributions to common shareowners              $ (23,702,775)  $ (47,096,627)
------------------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
Reinvestment of distributions                                $   2,126,409   $   4,068,896
------------------------------------------------------------------------------------------
   Net increase in net assets applicable to common
      shareowners from Trust share transactions              $   2,126,409   $   4,068,896
------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets applicable to
      common shareowners                                     $ (20,499,690)  $   2,385,267
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
Beginning of period                                            406,883,539     404,498,272
------------------------------------------------------------------------------------------
End of period                                                $ 386,383,849   $ 406,883,539
------------------------------------------------------------------------------------------
Undistributed net investment income                          $   6,418,528   $   9,468,075
==========================================================================================

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/14 43

Statement of Cash Flows (unaudited)

For Six Months Ended 9/30/14

Cash Flows From Operating Activities
Net increase in net assets resulting from operations (excluding
   preferred distributions)                                                       $    1,076,676
------------------------------------------------------------------------------------------------
Adjustments to reconcile net increase in net assets resulting from operations to net cash and foreign currencies used in operating activities:
Purchases of investment securities                                                $ (243,760,960)
Proceeds from disposition and maturity of investment securities                      231,395,766
Net accretion and amortization of discount/premium on investment securities           (1,613,347)
Decrease in investment securities sold receivable                                        782,308
Increase in interest receivable                                                         (110,045)
Increase in reinvestment of distributions                                                (11,815)
Increase in prepaid expenses                                                              (5,495)
Decrease in investment securities purchased payable                                   (9,740,241)
Increase in affiliated expenses payable                                                    3,449
Decrease in administration fees payable                                                   (1,297)
Decrease in accrued expenses payable                                                     (15,116)
Increase in interest expense payable                                                      46,879
Change in unrealized depreciation on investments                                      22,362,500
Change in unrealized appreciation on forward foreign currency contracts                 (998,255)
Change in unrealized depreciation on credit default swaps                                 56,911
Net realized gain on investments                                                      (2,466,241)
------------------------------------------------------------------------------------------------
   Net cash and foreign currencies used in operating activities                   $   (2,998,323)
------------------------------------------------------------------------------------------------
Cash Flows Used in Financing Activities:
Distributions to common shareowners from net investment income                    $  (23,702,775)
Reinvestment of distributions                                                          2,126,409
------------------------------------------------------------------------------------------------
   Net cash flow used in financing activities                                     $  (21,576,366)
------------------------------------------------------------------------------------------------
Cash and Foreign Currencies:
   Beginning of the period                                                        $   30,794,833
------------------------------------------------------------------------------------------------
   End of the period                                                              $    6,220,144
------------------------------------------------------------------------------------------------
Cash Flow Information:
   Cash paid for interest                                                         $      667,768
================================================================================================

The accompanying notes are an integral part of these financial statements.

44 Pioneer High Income Trust | Semiannual Report | 9/30/14

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                       Six Months                            Year           Year
                                                       Ended           Year       Year       Ended          Ended          Year
                                                       9/30/14         Ended      Ended      3/31/12        3/31/11        Ended
                                                       (unaudited)     3/31/14    3/31/13    (Consolidated) (Consolidated) 3/31/10
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period                   $     14.19     $  14.23   $  13.45   $  14.33       $  13.23       $   7.07
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations: (a)
   Net investment income                               $      0.72     $   1.50   $   1.74   $   1.70       $   1.68       $   1.65
   Net realized and unrealized gain (loss) on
      investments and foreign currency transactions          (0.67)        0.12       0.70      (0.92)          1.09           6.17
------------------------------------------------------------------------------------------------------------------------------------
Distributions to preferred shareowners from:
   Net investment income                               $        --     $  (0.01)  $  (0.01)  $  (0.01)      $  (0.02)      $  (0.01)
------------------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                $      0.05     $   1.61   $   2.43   $   0.77       $   2.75       $   7.81
------------------------------------------------------------------------------------------------------------------------------------
Distributions to common shareowners from:
   Net investment income and previously undistributed
      net investment income                            $     (0.83)*   $  (1.65)* $  (1.65)  $  (1.65)      $  (1.65)      $  (1.65)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value             $     (0.78)    $  (0.04)  $   0.78   $  (0.88)      $   1.10       $   6.16
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period (b)                     $     13.41     $  14.19   $  14.23   $  13.45       $  14.33       $  13.23
------------------------------------------------------------------------------------------------------------------------------------
Market value, end of period (b)                        $     16.95     $  17.83   $  16.97   $  16.66       $  16.55       $  15.38
====================================================================================================================================
Total return at market value (c)                             (0.22)%      16.24%     12.65%     11.53%         20.12%        119.69%
Ratios to average net assets of common shareowners:
   Total expenses plus interest expense (d)(f)                1.29%(e)     1.04%      1.08%      1.05%          1.11%          1.23%
   Net investment income before preferred share
      distributions                                          10.20%(e)    10.70%     13.03%     12.66%         12.43%         14.92%
   Preferred share distributions                                --%        0.04%      0.06%      0.05%          0.12%          0.13%
   Net investment income available to common
      shareowners                                            10.20%(e)    10.66%     12.97%     12.61%         12.31%         14.79%
Portfolio turnover                                              16%          30%        27%        24%            10%            15%
Net assets of common shareowners, end of (in
   thousands)                                          $   386,384     $406,884   $404,498   $379,518       $401,348       $367,087

* The amount of distributions made to shareowners during the period were in excess of the net investment income earned by the Trust during the period. The Trust has accumulated undistributed net investment income which is part of the Trust's NAV. A portion of this accumulated net investment income was distributed to shareowners during the period.

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/14 45

-----------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months                            Year            Year
                                                     Ended         Year          Year      Ended           Ended           Year
                                                     9/30/14       Ended         Ended     3/31/12         3/31/11         Ended
                                                     (unaudited)   3/31/14       3/31/13   (Consolidated)  (Consolidated)  3/31/10
-----------------------------------------------------------------------------------------------------------------------------------
Preferred shares outstanding (in thousands) (g)      $       --    $       --    $151,000  $151,000        $151,000        $151,000
Asset coverage per preferred share, end of period    $       --    $       --    $ 91,971  $ 87,835        $ 91,450        $ 85,777
Average market value per preferred share (h)         $       --    $       --    $ 25,000  $ 25,000        $ 25,000        $ 25,000
Liquidation value, including dividends payable, per
   preferred share                                   $       --    $       --    $ 25,001  $ 25,001        $ 25,001        $ 25,001
===================================================================================================================================

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.

(b) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.

(c) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(d) Expense ratios do not reflect the effect of distribution payments to preferred shareowners.

(e) Annualized.

(f) Includes interest expense of 0.35%, 0.02%, 0.00, 0.00, 0.00 and 0.00, respectively.

(g) As of March 18, 2014, the Trust redeemed all of its outstandings preferred shares.

(h) Market value is redemption value without an active market.

The accompanying notes are an integral part of these financial statements.

46 Pioneer High Income Trust | Semiannual Report | 9/30/14

Notes to Financial Statements | 9/30/14 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer High Income Trust (the Trust) was organized as a Delaware statutory trust on January 30, 2002. Prior to commencing operations on April 26, 2002, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Trust is to seek a high level of current income and the Trust may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its investment objective.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service broker quotes will be solicited. Fixed-income securities are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Shares of money market mutual funds are valued at such funds' net asset value.

                      Pioneer High Income Trust | Semiannual Report | 9/30/14 47

    Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times.

    Securities and senior loans for which independent pricing services are unable to supply prices or for which market prices are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Trust's investment adviser, pursuant to procedures adopted by the Trust's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair value on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ significantly from exchange prices and such differences could be material.

    At September 30, 2014, two securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services or broker-dealers) representing 0.7% of net assets. The value of these fair valued securities was $2,657,859.

    Interest income, including interest on income bearing cash accounts, is recorded on an accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence.

    Discounts and premiums on debt securities are accreted or amortized, respectively, daily, into interest income on an effective yield to maturity basis with a corresponding increase or decrease in the cost basis of the security. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns.

48 Pioneer High Income Trust | Semiannual Report | 9/30/14

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Trust may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

D.  Federal Income Taxes

    It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of March 31, 2014, the Trust did not accrue any interest or penalties with respect to uncertain tax positions, which if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement and tax purposes.

                      Pioneer High Income Trust | Semiannual Report | 9/30/14 49

    Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of distributions paid to shareowners during the year ended March 31, 2014 was as follows:

    ----------------------------------------------------------------------------
                                                                            2014
    ----------------------------------------------------------------------------
    Distribution paid from:
    Ordinary income                                                  $47,243,790
    ----------------------------------------------------------------------------
         Total                                                       $47,243,790
    ============================================================================

    The following shows the components of distributable earnings (losses) on a federal income tax basis at March 31, 2014:

    ----------------------------------------------------------------------------
                                                                            2014
    ----------------------------------------------------------------------------

    Distributable earnings:
    Undistributed ordinary income                                  $ 13,520,971
    Capital loss carryforward                                       (46,261,236)
    Post-October loss deferred                                         (288,512)
    Unrealized appreciation                                          31,038,670
    ----------------------------------------------------------------------------
     Total                                                         $ (1,990,107)
    ============================================================================

    The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the book/tax differences in the accrual of income on securities in default, the difference between book and tax amortization methods and discounts on fixed income securities and book/tax temporary differences.

E.  Risks

    Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus, with additional information included in the Trust's shareowner reports issued from time to time. Please refer to those documents when considering the Trust's principal risks. At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

    Under normal market conditions, the Trust invests at least 80% of its assets in below investment grade (high-yield) debt securities, loans and preferred stocks. Because the Trust's investments are concentrated in high-yield securities, the Trust is subject to risks of such securities. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay

50 Pioneer High Income Trust | Semiannual Report | 9/30/14 principal. The Trust's investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

F.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian or a sub-custodian of the Trust. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

G.  Automatic Dividend Reinvestment Plan

    All common shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the
    Plan), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional common shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the Plan Agent), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

    If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividends in common shares of the Trust on terms that differ from the terms of the Plan.

    Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly

                      Pioneer High Income Trust | Semiannual Report | 9/30/14 51 issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.

H.  Credit Default Swap Agreements

    A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Trust may buy or sell credit default swap contracts to seek to increase the Trust's income, or to attempt to hedge the risk of default on portfolio securities. As a seller of protection, the Trust would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Trust. In return, the Trust would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Trust would keep the stream of payments and would have no payment obligation. The Trust may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Trust would function as the counterparty referenced above.

    When the Trust enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Trust, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Trust are recorded as realized gains or losses in the Statement of Operations.

52 Pioneer High Income Trust | Semiannual Report | 9/30/14

    Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

    Credit default swap contracts involving the sale of protection may involve greater risks than if the Trust had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Trust is a protection buyer and no credit event occurs, it will lose its investment. If the Trust is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Trust, together with the periodic payments received, may be less than the amount the Trust pays to the protection buyer, resulting in a loss to the Trust.

    Open credit default swap contracts at September 30, 2014 are listed in the Schedule of Investments. The average value of swap contracts open during the six months ended September 30, 2014 was $239,476.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with PIM are calculated daily at the annual rate of 0.60% of the Trust's average daily managed assets. "Managed assets" means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or
(iii) any other means. For the six months ended September 30, 2014, the net management fee was 0.60% of the Trust's average daily managed assets, which was equivalent to 0.82% of the Trust's average daily net assets.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. At September 30, 2014, $261,222 was payable to PIM related to management costs, administrative costs and certain other services is included in "Affiliated expenses payable" and "Administration fees payable" on the Statement of Assets and Liabilities.

                      Pioneer High Income Trust | Semiannual Report | 9/30/14 53

3. Transfer Agents

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, through a sub-transfer agency agreement with American Stock Transfer & Trust Company, provides substantially all transfer agent and shareowner services related to the Trust's common shares at negotiated rates. Deutsche Bank Trust Company Americas (Deutsche Bank) is the transfer agent, registrar, dividend paying agent and auction agent with respect to the Trust's Auction Market Preferred Shares (AMPS). The Trust pays Deutsche Bank an annual fee, as is agreed to from time to time by the Trust and Deutsche Bank, for providing such services.

In addition, the Trust reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareowner communications activities such as proxy and statement mailings and outgoing calls.

4. Expense Offset Arrangement

The Trust has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Trust's custodian expenses. For the six months ended September 30, 2014, the Trust expenses were not reduced under such arrangement.

5. Forward Foreign Currency Contracts

At September 30, 2014, the Trust had entered into various forward foreign currency contracts that obligate the Trust to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Trust may close out such contract by entering into an offsetting contract. The average value of contracts open during the six months ended September 30, 2014 was $9,791,928.

Open foreign currency contracts at September 30, 2014, were as follows:

---------------------------------------------------------------------------------------------------
                                                                                      Net
 Security                   Quantity/     Book         Settlement      US$ Value      Unrealized
 Description                Shares        Value        Date            at 9/30/14     Appreciation
---------------------------------------------------------------------------------------------------
 EUR (European Euro)        (5,128,699)   $(7,076,235) 4/24/15         $(6,489,157)   $ 587,078
 GBP (British
  Pound Sterling)           (1,500,688)    (2,478,229) 3/30/15          (2,428,086)      50,143
---------------------------------------------------------------------------------------------------
     Total                                                                            $ 637,221
===================================================================================================

54 Pioneer High Income Trust | Semiannual Report | 9/30/14

6. Assets and Liabilities Offsetting

Financial instruments subject to an enforceable master netting agreement have been offset on the Statements of Assets and Liabilities. The following charts show gross assets and liabilities as of September 30, 2014:

-------------------------------------------------------------------------------------------------
Assets:
                               Gross
                               Amounts       Net             Gross Amounts Not Offset
                               Offset        Amounts of        in the Statement of
                               in the        Assets           Assets and Liabilities
                 Gross         Statement     Presented      --------------------------
                 Amounts of    of Assets     In the                         Cash
                 Recognized    and           Assets and     Financial       Collateral   Net
Description      Assets        Liabilities   Liabilities    Instruments     Received     Amount
-------------------------------------------------------------------------------------------------
Swap contracts   $ 280,504     $--           $ 280,504      $--             $--          $280,504
Forward
   foreign
   currency
   contracts     $ 637,221     $--           $ 637,221      $--             $--          $637,221
-------------------------------------------------------------------------------------------------
                 $ 917,725     $--           $ 917,725      $--             $--          $917,725
=================================================================================================

-------------------------------------------------------------------------------------------------
Liabilities:
                               Gross
                               Amounts       Net             Gross Amounts Not Offset
                               Offset        Amounts of        in the Statement of
                               in the        Assets           Assets and Liabilities
                 Gross         Statement     Presented      --------------------------
                 Amounts of    of Assets     In the                         Cash
                 Recognized    and           Assets and     Financial       Collateral   Net
Description      Liabilities   Liabilities   Liabilities    Instruments     Received     Amount
-------------------------------------------------------------------------------------------------
Swap contracts   $--           $--           $--            $--             $--          $--
Forward
   foreign
   currency
   contracts     $--           $--           $--            $--             $--          $--
-------------------------------------------------------------------------------------------------
                 $--           $--           $--            $--             $--          $--
=================================================================================================

7. Unfunded and Bridge Loan Commitments

As of September 30, 2014, the Trust had no unfunded loan commitments. The Trust had the following bridge loan outstanding at September 30, 2014:

----------------------------------------------------------------------------------
                                                                     Unrealized
                                                                     Appreciation
Borrower                      Par          Cost         Value        (Depreciation)
----------------------------------------------------------------------------------
Burger King Worldwide Inc.,
  Bridge Loan                 $5,000,000   $5,000,000   $5,000,000   $--
==================================================================================

                      Pioneer High Income Trust | Semiannual Report | 9/30/14 55

8. Trust Shares

There are an unlimited number of common shares of beneficial interest authorized.

Transactions in common shares of beneficial interest for the six months ended September 30, 2014 and the year ended March 31, 2014 were as follows:

--------------------------------------------------------------------------------
                                                   9/30/14
                                                 (unaudited)             3/31/14
--------------------------------------------------------------------------------
 Shares outstanding at beginning of period        28,679,504          28,429,194
 Reinvestment of distributions                       125,325             250,310
--------------------------------------------------------------------------------
 Shares outstanding at end of period              28,804,829          28,679,504
================================================================================

The Trust redeemed all outstanding Series W7 AMPS on March 13, 2013, all Series TH7 AMPS on March 14, 2014 and Series M7 AMPS on March 18, 2014. See Note 10 for additional information.

9. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of September 30, 2014 were as follows:

------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as           Assets Derivatives   2014       Liabilities Derivatives   2014
Hedging Instruments        ---------------------------------------------------------------
Under Accounting           Statement of Assets             Statement of Assets
Standards Codification     and Liabilities                 and Liabilities
(ASC) 815                  Location             Value      Location                  Value
------------------------------------------------------------------------------------------
Forward foreign            Net unrealized                  Net unrealized
  currency contracts       appreciation on                 depreciation on
                           forward foreign                 forward foreign
                           currency contracts   $637,221   currency contracts        $--
Swap contracts             Net unrealized                  Net unrealized
                           appreciation on                 depreciation on
                           swap contracts        280,504   swap contracts             --
------------------------------------------------------------------------------------------
Total                                           $917,725                             $--
==========================================================================================

56 Pioneer High Income Trust | Semiannual Report | 9/30/14

The effect of derivative instruments on the Statement of Operations for the six months ended September 30, 2014 was as follows:

----------------------------------------------------------------------------------------------
                                                                               Change in
Derivatives Not                                                 Realized       Unrealized
Accounted for as                                                Gain or        Appreciation or
Hedging Instruments                                             (Loss) on      (Depreciation)
Under Accounting         Location of Gain or (Loss)             Derivatives    on Derivatives
Standards Codification   on Derivatives Recognized              Recognized     Recognized
(ASC) 815                in Income                              in Income      in Income
----------------------------------------------------------------------------------------------
Forward foreign          Net realized gain (loss) on
  currency contracts     forward foreign currency contracts     $(365,443)
Forward foreign          Change in net unrealized
  currency contracts     appreciation (depreciation) on
                         forward foreign currency contracts                    $998,255
Swap contracts           Net realized gain (loss) on
                         swap contracts                         $ 51,667
Swap contracts           Change in unrealized appreciation
                         (depreciation) on swap contracts                      $(56,911)

10. Redemption of AMPS

The Trust redeemed all of its outstanding auction market preferred shares ("AMPS") at the liquidation preference per share (sometimes referred to as "at par"), together with accrued and unpaid dividends, if any, as of the redemption date, as follows:

--------------------------------------------------------------------------------
                                              Liquidation       Accrued and
            Shares          Redemption        Preference        Unpaid Dividends
Series      Outstanding     Date              Per Share         Paid Per Share
--------------------------------------------------------------------------------
W           2,020           March 13, 2014    $25,000           $--
TH          2,000           March 14, 2014    $25,000           $--
M           2,020           March 18, 2014    $25,000           $--
--------------------------------------------------------------------------------

The Trust continues to employ leverage for investment purposes through a margin loan financing agreement in the amount of $151,000,000 (see note 11). As of March 31, 2014, 27.1% of the Trust's total managed assets were financed by leverage through the margin loan financing agreement, compared with 27.1% of assets as of March 1, 2014. At this time the refinancing is not expected to affect the Trust's monthly distribution rate per common share.

                      Pioneer High Income Trust | Semiannual Report | 9/30/14 57

11. Dividends to Preferred Shareowners

Prior to the redemption of the Trust's AMPS (See Note 10.), dividends on Series M7 and Series TH7 were cumulative at a rate which reset every seven days based on the results of an auction. Since February 2008, the Trust's auctions related to the AMPS failed. Accordingly, during the period, dividends were paid at the maximum rate on the auction dates described in the prospectus for the AMPS. Dividends on Series W28 were also cumulative at a rate that reset every 28 days based on the results of an auction. The maximum rate for each 7-day series was 150% of the 7 day commercial paper rate. The maximum rate for the 28-day series is 150% of the 30 day commercial paper rate. Dividend rates on AMPS ranged from 0.05% to 0.225% during the period from April 1, 2013 to the redemption of Series W7 AMPS on March 13, 2014, Series TH7 on March 14, 2014 and Series M7 AMPS on March 18, 2014.

12. Margin Loan Financing

The Trust has entered into a margin loan financing agreement with Credit Suisse. The margin loan is offered at a daily rate equal to the U.S. three-month LIBOR rate plus 0.70%. There is no fixed borrowing limit.

At September 30, 2014, the Trust had a borrowing outstanding under the margin agreement totaling $151,000,000. The interest rate charged at September 30, 2014 was 0.9351%. The average daily balance for the six months ended September 30, 2014 was $151,000,000 at a weighted average interest rate of 0.9312%. With respect to the margin agreement, interest expense of $714,647 is included in the Statement of Operations.

The Trust is required to fully collateralize its outstanding loan balance as determined by Credit Suisse. Pledged assets are held in a segregated account and are denoted in the Schedule of Investments.

The Trust is required to maintain 300% asset coverage with respect to amounts outstanding under the margin loan financing agreement. Asset coverage is calculated by subtracting the Trust's total liabilities not including any bank loans and senior securities, from the Trust's total assets and dividing such amount by the principal amount of the borrowing outstanding.

--------------------------------------------------------------------------------
                                                 Total Amount     Asset Coverage
                                                 of Debt          Per $1,000 of
 Date                                            Outstanding      Indebtedness
--------------------------------------------------------------------------------
 September 30, 2014                              $151,000,000     $3,559
================================================================================

58 Pioneer High Income Trust | Semiannual Report | 9/30/14

13. Subsequent Event

The Board of Trustees of the Trust declared on October 3, 2014 a monthly dividend from undistributed and accumulated net investment income of $0.1375 per common share, payable October 31, 2014, to common shareowners of record on October 16, 2014.

14. Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Trust, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Trust's independent registered public accounting firm for the fiscal year ending March 31, 2015. Deloitte & Touche LLP replaces Ernst & Young LLP, which resigned as the Trust's independent registered public accounting firm, effective upon completion of the audit of the Trust's financial statements for the fiscal year ended March 31, 2014.

During the periods that Ernst & Young LLP served as the Trust's independent registered public accounting firm, including the Trust's fiscal years ending March 31, 2014 and March 31, 2013, Ernst & Young LLP's reports on the financial statements of the Trust have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreement with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

                      Pioneer High Income Trust | Semiannual Report | 9/30/14 59

ADDITIONAL INFORMATION (unaudited)

During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. During the period, there have been no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.

Results of Shareholder Meeting (unaudited)

At the annual meeting of shareowners held on September 23, 2014, shareowners of Pioneer High Income Trust were asked to consider the proposals described below. A report of the total votes cast by the Trust's shareholders follows:

Proposal 1 -- To elect Class I Trustee.

--------------------------------------------------------------------------------
 Nominee                                For                          Withheld
--------------------------------------------------------------------------------
 Benjamin M. Friedman                   25,037,446                   540,450
 Margaret B. W. Graham                  24,923,332                   654,564
 Kenneth J. Taubes                      25,074,909                   502,987

60 Pioneer High Income Trust | Semiannual Report | 9/30/14

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer High Income Trust (the Trust) pursuant to an investment advisory agreement between PIM and the Trust. In order for PIM to remain the investment adviser of the Trust, the Trustees of the Trust must determine annually whether to renew the investment advisory agreement for the Trust.

The contract review process began in January 2014 as the Trustees of the Trust agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2014 and July 2014. Supplemental contract review materials were provided to the Trustees in September 2014. In addition, the Trustees reviewed and discussed the Trust's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Trust provided to the Trustees at regularly scheduled meetings, in connection with the review of the Trust's investment advisory agreement.

In March 2014, the Trustees, among other things, discussed the memorandum provided by Trust counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Trust's portfolio manager in the Trust. In July 2014, the Trustees, among other things, reviewed the Trust's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Trust and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Trust and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2014.

At a meeting held on September 16, 2014, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Trust, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Trust's shareowners. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

                      Pioneer High Income Trust | Semiannual Report | 9/30/14 61

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Trust, taking into account the investment objective and strategy of the Trust. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Trust and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Trust. They also reviewed the amount of non-Trust assets managed by the portfolio manager of the Trust.

The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Trust, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. The Trustees considered that PIM supervises and monitors the performance of the Trust's service providers and provides the Trust with personnel (including Trust officers) and other resources that are necessary for the Trust's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Trust's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Trust were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Trust

In considering the Trust's performance, the Trustees regularly review and discuss analysis and data prepared by PIM and information comparing the Trust's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Trust's benchmark index. They also discuss the Trust's performance with PIM on a regular basis. The Trustees confirmed that these regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. For purposes of their contract renewal deliberations, the Trustees considered the discussions held throughout the year regarding the Trust's performance and the performance results of the Trust over various time periods, including the Trust's performance results for periods ended June 30, 2014. The Trustees indicated that the Trust's performance was satisfactory and supported the renewal of the investment advisory agreement.

62 Pioneer High Income Trust | Semiannual Report | 9/30/14

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Trust in comparison to the management fees and the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Trust's management fee (based on managed assets) for the twelve months ended June 30, 2014 was in the first quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio (based on managed assets) of the Trust's common shares for the twelve months ended June 30, 2014 was in the first quintile relative its Strategic Insight peer group for the comparable period.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Trust and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Trust and non-Trust services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Trust and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Trust and considered that, under the investment advisory agreement with the Trust, PIM performs additional services for the Trust that it does not provide to those other clients or services that are broader in scope, including oversight of the Trust's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Trust is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Trust and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Trust to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Trust.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Trust, including the methodology used by PIM in allocating certain of its costs to the management of the Trust. The Trustees also considered PIM's profit margin in connection with the overall operation of the Trust. They

                      Pioneer High Income Trust | Semiannual Report | 9/30/14 63 further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Trust in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Trust was not unreasonable.

Economies of Scale

The Trustees considered the extent to which PIM may realize economies of scale or other efficiencies in managing and supporting the Trust. Since the Trust is a closed-end fund that has not raised additional capital, the Trustees concluded that economies of scale were not a relevant consideration in the renewal of the investment advisory agreement.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Trust. The Trustees considered the character and amount of fees paid by the Trust, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Trust and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Trust, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Trust.

64 Pioneer High Income Trust | Semiannual Report | 9/30/14

Trustees, Officers and Service Providers

Trustees                                    Advisory Trustee
Thomas J. Perna, Chairman                   Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                        Officers
Margaret B.W. Graham                        Lisa M. Jones, President and Chief
Marguerite A. Piret                            Executive Officer
Fred J. Ricciardi**                         Mark E. Bradley, Treasurer and
Kenneth J. Taubes                              Chief Financial Officer
                                            Christopher J. Kelley, Secretary and
                                               Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bocktius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*  Ms. Monchak became a non-voting Advisory Trustee on November 10, 2014.

** Mr.Ricciardi became a Trustee on November 10, 2014.

                      Pioneer High Income Trust | Semiannual Report | 9/30/14 65

                           This page for your notes.

66 Pioneer High Income Trust | Semiannual Report | 9/30/14

                           This page for your notes.

                      Pioneer High Income Trust | Semiannual Report | 9/30/14 67

                           This page for your notes.

68 Pioneer High Income Trust | Semiannual Report | 9/30/14

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------
Account Information                                      1-800-710-0935

Or write to AST:
--------------------------------------------------------------------------------
For                                                      Write to

General inquiries, lost dividend checks,                 American Stock
change of address, lost stock certificates,              Transfer & Trust
stock transfer                                           Operations Center
                                                         6201 15th Ave.
                                                         Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)                        American Stock
                                                         Transfer & Trust
                                                         Wall Street Station
                                                         P.O. Box 922
                                                         New York, NY 10269-0560

Website www.amstock.com

For additional information, please contact your investment advisor or visit our web site us.pioneerinvestments.com.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2014 Pioneer Investments 19432-08-1114

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Funds audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Information not required in semi annual reports on form NCSR.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Information not required in semi annual reports on form NCSR.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer High Income Trust


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President and Chief Executive Officer

Date November 28, 2014


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President and Chief Executive Officer

Date November 28, 2014


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date November 28, 2014

* Print the name and title of each signing officer under his or her signature.